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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21241

RMR REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service of Process)	Copy to:
Adam D. Portnoy, President RMR Real Estate Fund 400 Centre Street Newton, Massachusetts 02458	Robert N. Hickey, Esq. Sullivan & Worcester LLP 1666 K Street, NW Washington, DC 20006
Elizabeth A. Watson, Esq. State Street Bank and Trust Company 2 Avenue de Lafayette Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

Item 1.    Reports to Shareholders.

ANNUAL REPORTS DECEMBER 31, 2007

RMR Real Estate Fund

RMR Hospitality and Real Estate Fund

RMR F.I.R.E. Fund

RMR Preferred Dividend Fund

RMR Asia Pacific Real Estate Fund

RMR Asia Real Estate Fund

RMR Dividend Capture Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

•
PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

•
IF RMR ADVISORS HAD NOT WAIVED FEES OR PAID ALL OF EACH FUND'S ORGANIZATIONAL COSTS AND A PORTION OF EACH FUND'S OFFERING COSTS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

•
PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE INVESTING IN ANY OF THE FUNDS. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS, INCLUDING BUT NOT LIMITED TO THOSE DESCRIBED IN EACH FUND'S PROSPECTUS, THE REGISTRATION STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC. EACH FUND'S DECLARATION OF TRUST CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP OF FUND SHARES BY ANY PERSON OR GROUP OF PERSONS ACTING TOGETHER AND LIMIT ANY PERSONS ABILITY TO CONTROL A FUND OR TO CONVERT A FUND TO AN OPEN END FUND. FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM OR CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-3165.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND, RMR F.I.R.E. FUND, RMR PREFERRED DIVIDEND FUND, RMR ASIA PACIFIC REAL ESTATE FUND, RMR ASIA REAL ESTATE FUND AND RMR DIVIDEND CAPTURE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED IN THE OFFICE OF THE SECRETARY, CORPORATIONS DIVISION, OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDE THAT THE NAMES "RMR REAL ESTATE FUND", "RMR HOSPITALITY AND REAL ESTATE FUND", "RMR F.I.R.E. FUND", "RMR PREFERRED DIVIDEND FUND", "RMR ASIA PACIFIC REAL ESTATE FUND", "RMR ASIA REAL ESTATE FUND" AND "RMR DIVIDEND CAPTURE FUND" REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

RMR Funds December 31, 2007
February 20, 2008

To our shareholders,

We are pleased to present you with our 2007 annual report for our seven closed end funds:

•
RMR Real Estate Fund (AMEX: RMR), which began operations in December 2003, beginning on page 2;

•
RMR Hospitality and Real Estate Fund (AMEX: RHR), which began operations in April 2004, beginning on page 20;

•
RMR F.I.R.E. Fund (AMEX: RFR), which began operations in November 2004, beginning on page 39;

•
RMR Preferred Dividend Fund (AMEX: RDR), which began operations in May 2005, beginning on page 57;

•
RMR Asia Pacific Real Estate Fund (AMEX: RAP), which began operations in May 2006, beginning on page 73;

•
RMR Asia Real Estate Fund (AMEX: RAF), which began operations in May 2007, beginning on page 89; and

•
RMR Dividend Capture Fund (AMEX: RCR), which began operations in December 2007, beginning on page 105.

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

RMR Real Estate Fund
December 31, 2007

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2007, and our financial position as of December 31, 2007.

Relevant Market Conditions

Real Estate Industry Fundamentals.    During 2007, commercial real estate vacancy rates generally remained stable and rents increased Nevertheless, earnings growth from commercial real estate companies began to slow in 2007 compared to prior years because of a general slowdown in the economy. The combination of an economic slowdown, investors concerns relating to weakness in the housing market and credit tightening by lenders led to a sharp decline in valuations for all publicly traded commercial real estate companies in the second half of 2007. Almost all real estate investment trusts, or REITs, experienced a sharp drop in value in the second half of 2007 because of investors concerns regarding any company involved in the real estate business. Furthermore, some REITs that had exposure to subprime mortgages filed for bankruptcy and the value of their securities became essentially worthless after they stopped paying dividends.

In 2008, we expect commercial real estate fundamentals to weaken because of slower economic growth and lower consumer and business confidence. However, higher construction costs and tighter credit markets may limit new supply of commercial real estate and help offset some of the anticipated slowdown in commercial real estate fundamentals. Before the end of 2008, we expect that valuations of REITs that invest directly in commercial real estate may improve in reaction to the sharp decline in their stock prices at the end of 2007 and in early 2008.

Real Estate Industry Technicals.    After seven years of positive returns, REITs, as measured by the MSCI U.S. REIT Total Return Index (RMS) finished 2007 down 16.7%, marking one of the sector's worst performances ever. Last year was also one of the most volatile years for REITs. During the year, the RMS posted eight of the biggest one day moves since its inception in 1995. Between March and the end of 2007, investors withdrew more than $9 billion from dedicated REIT funds.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the year ended 2007, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 26.28%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 16.7% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was negative 13.0%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of December 31, 2007, included 64% REIT common stocks and 20% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2007 was 5.5%.

Our investment allocation to hotel and diversified REITs contributed positively to the Fund's performance in 2007. We benefited from our holdings in hotel REITs because of the high level of M&A activity that took place within this sector during the first half of 2007. The gains from M&A activity during the first half of the year also helped to offset losses experienced by the Fund when the general REIT market declined sharply in the second half of the year. Although we reduced our exposure to mortgage REITs during the year, our holdings in these companies also hurt our performance in 2007. At year end, mortgage REITs accounted for 0.1% of total assets.

Recent Developments.    As I am writing this letter, continued turmoil in the credit markets is becoming a concern for our Fund. In particular, the market for auction rate securities seems to be experiencing a liquidity crisis. Although we believe our Fund's $50 million of auction rate preferred securities are well protected by asset coverage, the spill over effect from other auction rate securities may make it more difficult for our Fund to remarket these securities. If this occurs, the dividend rates we pay on our preferred securities may increase or we may be forced to substitute our outstanding preferred shares with less attractive forms of leverage. Any increase in the cost of leverage or decrease in the amount of leverage could adversely impact our performance and ability to maintain the current dividend rate paid to common shareholders in the future.

Thank you for your continued support. For more information, please view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 20, 2008

Portfolio holdings by sub-sector as a percentage of investments (as of December 31, 2007)*

REITs
Health care	18%
Hospitality	17%
Diversified	15%
Others, less than 10% each	34%

Total REITs	84%
Other	15%
Short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Real Estate Fund
Portfolio of Investments – December 31, 2007

Company	Shares	Value

Common Stocks – 110.6% Real Estate Investment Trusts – 101.6%
Apartments – 11.5%
Apartment Investment & Management Co.	14,000	$486,220
Associated Estates Realty Corp.	105,400	994,976
AvalonBay Communities, Inc.	14,000	1,317,960
BRE Properties, Inc.	10,000	405,300
Equity Residential	49,000	1,787,030
Essex Property Trust, Inc.	6,000	584,940
Home Properties, Inc.	88,800	3,982,680
Mid-America Apartment Communities, Inc.	5,000	213,750
Post Properties, Inc.	5,000	175,600

		9,948,456
Diversified – 22.0%
CapLease, Inc.	56,000	471,520
Colonial Properties Trust	10,000	226,300
Duke Realty Corp.	70,000	1,825,600
DuPont Fabros Technology, Inc.	7,500	147,000
Franklin Street Properties Corp.	3,000	44,400
Lexington Corporate Properties Trust	383,800	5,580,452
Liberty Property Trust	29,000	835,490
Mission West Properties, Inc.	5,000	47,550
National Retail Properties, Inc.	352,700	8,246,126
Vornado Realty Trust	19,000	1,671,050
Washington Real Estate Investment Trust	300	9,423

		19,104,911
Health Care – 23.5%
Cogdell Spencer, Inc.	16,500	262,845
HCP, Inc.	39,080	1,359,202
Health Care REIT, Inc.	162,600	7,266,594
LTC Properties, Inc.	20,000	501,000
Medical Properties Trust, Inc.	94,520	963,159
Nationwide Health Properties, Inc.	257,600	8,080,912
OMEGA Healthcare Investors, Inc.	96,000	1,540,800
Universal Health Realty Income Trust	13,000	460,720

		20,435,232
Hospitality – 6.7%
Ashford Hospitality Trust, Inc.	185,500	1,333,745
Entertainment Properties Trust	22,000	1,034,000
FelCor Lodging Trust, Inc.	17,000	265,030
Hersha Hospitality Trust	129,300	1,228,350
LaSalle Hotel Properties	17,200	548,680
Sunstone Hotel Investors, Inc.	25,000	457,250
Supertel Hospitality, Inc.	161,000	988,540

		5,855,595
See notes to financial statements and notes to portfolio of investments.

Industrial – 11.6%
AMB Property Corp.	4,000	$230,240
DCT Industrial Trust, Inc.	64,500	600,495
EastGroup Properties, Inc.	14,000	585,900
First Industrial Realty Trust, Inc.	211,240	7,308,904
ProLogis	21,000	1,330,980

		10,056,519
Manufactured Homes – 1.8%
Sun Communities, Inc.	75,900	1,599,213
Mortgage – 0.1%
Alesco Financial, Inc.	19,000	62,320
Anthracite Capital, Inc.	2,000	14,480

		76,800
Office – 12.7%
American Financial Realty Trust	309,100	2,478,982
Brandywine Realty Trust	102,400	1,836,032
Corporate Office Properties Trust	15,500	488,250
Douglas Emmett, Inc.	12,500	282,625
Highwoods Properties, Inc.	55,000	1,615,900
Mack-Cali Realty Corp.	26,500	901,000
Maguire Properties, Inc.	48,000	1,414,560
Parkway Properties, Inc.	55,000	2,033,900

		11,051,249
Retail – 7.4%
Cedar Shopping Centers, Inc.	75,000	767,250
Equity One, Inc.	10,000	230,300
Feldman Mall Properties, Inc.	3,000	11,070
Glimcher Realty Trust	109,400	1,563,326
Kimco Realty Corp.	5,000	182,000
Pennsylvania Real Estate Investment Trust	12,000	356,160
Ramco-Gershenson Properties Trust	9,000	192,330
Realty Income Corp.	54,600	1,475,292
Simon Property Group, Inc.	15,000	1,302,900
Tanger Factory Outlet Centers, Inc.	5,000	188,550
Urstadt Biddle Properties, Inc.	8,900	137,950

		6,407,128
Specialty – 1.0%
Getty Realty Corp.	32,600	869,768
See notes to financial statements and notes to portfolio of investments.

Storage – 3.3%
Public Storage, Inc.	3,000	$220,230
Sovran Self Storage, Inc.	50,000	2,005,000
U-Store-It Trust	65,000	595,400

		2,820,630
Total Real Estate Investment Trusts (Cost $92,150,007)		88,225,501
Other – 9.0%
Abingdon Investment, Ltd. (a) (b)	550,000	4,378,000
American Capital Strategies, Ltd.	23,500	774,560
Brookfield Properties Corp.	10,000	192,500
Iowa Telecommunication Services, Inc.	50,500	821,130
MCG Capital Corp.	41,000	475,190
Seaspan Corp.	48,200	1,180,418
Total Other (Cost $9,017,018)		7,821,798
Total Common Stocks (Cost $101,167,025)		96,047,299
Preferred Stocks – 40.2%
Real Estate Investment Trusts – 33.0%
Apartments – 0.9%
Apartment Investment & Management Co., Series G	32,800	800,320
Diversified – 1.6%
Colonial Properties Trust, Series D	60,000	1,436,400
Health Care – 5.3%
Health Care REIT, Inc., Series G	20,000	640,600
OMEGA Healthcare Investors Inc., Series D	160,000	3,963,200

		4,603,800
Hospitality – 20.5%
Ashford Hospitality Trust, Series A	107,900	2,023,125
Ashford Hospitality Trust, Series D	100,000	1,900,000
Eagle Hospitality Properties Trust, Inc., Series A (b)	28,000	350,000
Entertainment Properties Trust, Series D	111,800	2,090,660
FelCor Lodging Trust, Inc., Series A (c)	83,000	1,711,460
FelCor Lodging Trust, Inc., Series C	39,600	734,580
Hersha Hospitality Trust, Series A	92,000	1,968,800
LaSalle Hotel Properties, Series D	100,000	1,830,000
Strategic Hotels & Resorts, Inc., Series A	75,000	1,408,500
Strategic Hotels & Resorts, Inc., Series B	64,500	1,241,625
Sunstone Hotel Investors, Inc., Series A	129,100	2,521,323

		17,780,073
See notes to financial statements and notes to portfolio of investments.

Industrial – 0.5%
First Industrial Realty Trust, Series J	20,000	$405,000
Office – 1.3%
Corporate Office Properties Trust, Series H	2,000	41,000
Corporate Office Properties Trust, Series J	22,000	449,900
Kilroy Realty Corp., Series E	500	11,250
Kilroy Realty Corp., Series F	30,000	660,000

		1,162,150
Retail – 2.9%
Cedar Shopping Centers, Inc., Series A	88,600	2,082,100
Glimcher Realty Trust, Series F	20,000	411,000

		2,493,100
Total Real Estate Investment Trusts (Cost $33,520,602)		28,680,843
Other – 7.2%
Hilltop Holdings, Inc., Series A	280,000	6,209,000
Total Other (Cost $6,016,675)		6,209,000
Total Preferred Stocks (Cost $39,537,277)		34,889,843
Other Investment Companies – 9.0%
Alpine Total Dynamic Dividend Fund	126,200	2,139,090
Cohen & Steers Premium Income Realty Fund, Inc.	31,950	469,984
Cohen & Steers REIT and Preferred Income Fund, Inc.	38,426	726,252
Cornerstone Strategic Value Fund, Inc.	2,500	12,600
Eaton Vance Enhanced Equity Income Fund II	30,100	534,275
LMP Real Estate Income Fund, Inc.	80,160	1,163,923
Neuberger Berman Real Estate Securities Income Fund, Inc.	72,250	831,597
Neuberger Berman Realty Income Fund, Inc.	55,700	881,174
The Zweig Total Return Fund, Inc.	220,568	999,173
Total Other Investment Companies (Cost $9,631,583)		7,758,068
Short-Term Investments – 1.1%
Other Investment Companies – 1.1%
Dreyfus Cash Management, Institutional Shares, 4.85% (d) (Cost $997,913)	997,913	997,913
Total Investments – 160.9% (Cost $151,333,798)		139,693,123
Other assets less liabilities – (3.3)%		(2,853,790)
Preferred Shares, at liquidation preference – (57.6)%		(50,000,000)
Net Assets applicable to common shareholders – 100%		$86,839,333

See notes to financial statements and notes to portfolio of investments.

Notes to Portfolio of Investments

(a)
144A securities. Securities restricted for resale to Qualified Institutional Buyers (5.0% of net assets). These securities are considered to be liquid.

(b)
As of December 31, 2007, the Fund held securities fair valued in accordance with policies adopted by the Board of Trustees, aggregating $4,728,000 and 3.38% of market value.

(c)
Convertible into common stock.

(d)
Rate reflects 7 day yield as of December 31, 2007.

See notes to financial statements.

RMR Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments in securities, at value (cost $151,333,798)	$139,693,123
Cash	524
Dividends and interest receivable	2,311,017

Total assets	142,004,664

Liabilities
Distributions payable – common shares	4,776,800
Distributions payable – preferred shares	105,000
Advisory fee payable	73,776
Accrued expenses and other liabilities	209,755

Total liabilities	5,165,331

Preferred shares, at liquidation preference
Auction preferred shares, Series T; $.001 par value per share; 2,000 shares issued and outstanding at $25,000 per share liquidation preference	50,000,000

Net assets attributable to common shares	$86,839,333

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000 shares issued and outstanding	$6,824
Additional paid-in capital	96,475,287
Distributions in excess of net investment income	(9,373)
Accumulated net realized gain on investment transactions	2,007,270
Net unrealized depreciation on investments	(11,640,675)

Net assets attributable to common shares	$86,839,333

Net asset value per share attributable to common shares (based on 6,824,000 common shares outstanding)	$12.73

See notes to financial statements.

RMR Real Estate Fund

Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends (Cash distributions, net of capital gain ($4,010,171) and return of capital ($1,467,181) distributions, received or due, net of foreign taxes withheld of $420)	$8,954,018
Interest	307,972

Total investment income	9,261,990

Expenses
Advisory	1,457,623
Audit and legal	186,544
Preferred share remarketing	127,964
Administrative	109,271
Custodian	87,376
Shareholder reporting	67,396
Excise Tax	35,510
Compliance and internal audit	29,725
Trustees' fees and expenses	21,606
Other	86,550

Total expenses	2,209,565
Less: expense waived by the Advisor	(428,713)

Net expenses	1,780,852

Net investment income	7,481,138

Realized and unrealized gain(loss) on investments
Net realized gain on investments	3,140,623
Net increase from payments by affiliates	2,070
Net change in unrealized appreciation/(depreciation) on investments	(41,493,993)

Net realized and unrealized loss on investments	(38,351,300)

Distributions to preferred shareholders from net investment income	(1,161,670)
Distributions to preferred shareholders from net realized gain on investments	(1,482,830)

Net decrease in net assets attributable to common shares resulting from operations	$(33,514,662)

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets resulting from operations
Net investment income	$7,481,138	$6,724,184
Net increase from payments by affiliates	2,070	—
Net realized gain on investments	3,140,623	11,075,804
Net change in unrealized appreciation/(depreciation) on investments	(41,493,993)	20,905,533
Distributions to preferred shareholders from:
Net investment income	(1,161,670)	(1,552,028)
Net realized gain on investments	(1,482,830)	(813,812)

Net increase (decrease) in net assets attributable to common shares resulting from operations	(33,514,662)	36,339,681

Distributions to common shareholders from:
Net investment income	(6,354,978)	(5,371,982)
Net realized gains on investments	(8,111,902)	(2,816,818)

Total increase (decrease) in net assets attributable to common shares	(47,981,542)	28,150,881
Net assets attributable to common shares
Beginning of year	134,820,875	106,669,994

End of year (includes distributions in excess of net investment income of ($9,373) and $0 respectively)	$86,839,333	$134,820,875

Common shares issued and repurchased
Shares outstanding, beginning of year	6,824,000	6,824,000
Shares issued	—	—

Shares outstanding, end of year	6,824,000	6,824,000

See notes to financial statements.

RMR Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	For the Period December 18, 2003(a) to December 31, 2003

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$19.76	$15.63	$16.61	$14.35	$14.33	(c)

Income from Investment Operations
Net investment income (d)(e)	1.10	.99	.64	.47	.10
Net realized and unrealized appreciation/(depreciation) on investments (e)	(5.62)	4.69	(.08)	3.11	(.05)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.17)	(.23)	(.10)	(.05)	—
Net realized gain on investments (e)	(.22)	(.12)	(.14)	(.05)	—

Net increase (decrease) in net asset value from operations	(4.91)	5.33	.32	3.48	.05
Less: Distributions to common shareholders from:
Net investment income (e)	(.93)	(.79)	(.54)	(.53)	—
Net realized gain on investments (e)	(1.19)	(.41)	(.76)	(.57)	—
Common share offering costs charged to capital	—	—	—	—	(.03)
Preferred share offering costs charged to capital	—	—	—	(.12)	—

Net asset value, end of period	$12.73	$19.76	$15.63	$16.61	$14.35

Market price, beginning of period	$17.48	$13.15	$14.74	$15.00	$15.00

Market price, end of period	$11.03	$17.48	$13.15	$14.74	$15.00

Total Return (f)(g)
Total investment return based on:
Market price (h)	(26.19)%	43.77%	(1.96)%	6.42%	0.00%
Net asset value (h)	(26.28)%	35.27%	2.10%	24.73%	0.14%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	6.16%	5.60%	4.02%	3.22%	27.45%	(i)
Total preferred share distributions	2.18%	1.97%	1.47%	0.67%	0.00%	(i)
Net investment income, net of preferred share distributions (d)(e)	3.98%	3.63%	2.55%	2.55%	27.45%	(i)
Expenses, net of fee waivers	1.47%	1.50%	1.50%	1.69%	2.40%	(i)
Expenses, before fee waivers	1.82%	1.86%	1.87%	2.05%	2.65%	(i)
Portfolio Turnover Rate	51.01%	36.20%	22.15%	35.52%	17.49%
Net assets attributable to common shares, end of period (000s)	$86,839	$134,821	$106,670	$113,357	$95,776
Preferred shares, liquidation preference ($25,000 per share) (000s)	$50,000	$50,000	$50,000	$50,000	$—
Asset coverage per preferred share (j)	$68,420	$92,411	$78,335	$81,679	$—
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at December 18, 2003, reflects the deduction of the average sales load and offering costs of $0.67 per share paid by the holders of common shares from the $15.00 offering price. We paid a sales load of $0.68 per share on 6,660,000 common shares sold to the public and no sales load or offering costs on 7,000 common shares sold to affiliates of the RMR Advisors for $15.00 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
The impact of net increase from payments by affiliates is less than $0.005/share.
(g)
Total returns for periods of less than one year are not annualized.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Real Estate Fund
Notes to Financial Statements

December 31, 2007

Note A

(1)  Organization

RMR Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on July 2, 2002, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations prior to December 18, 2003, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(5)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2007, $420 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On December 12, 2007, the Fund declared distributions of $0.10 per common share payable in January, February and March 2008 and a special distribution of $0.60 per common share payable in January 2008. The Fund paid the January regular distribution and special distribution on January 31, 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2007	Year ended December 31, 2006
Ordinary income	$8,954,018	$8,163,300
Capital gain income	4,010,171	1,891,893
Return of capital	1,467,181	2,131,782

Total distributions received	$14,431,370	$12,186,975

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2007 and December 31, 2006, were as follows:

	Year ended December 31, 2007	Year ended December 31, 2006
Ordinary income	$7,531,305	$7,985,219
Net long term capital gains	9,580,075	2,569,421

	$17,111,380	$10,554,640

As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long-term capital gains	2,031,733
Net unrealized appreciation/(depreciation)	(11,676,581)

The differences between the financial reporting basis and tax basis of undistributed net long term capital gains and net unrealized appreciation/depreciation are due to wash sales of portfolio investments.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2007, are as follows:

Cost	$151,369,704

Gross unrealized appreciation	$9,166,984
Gross unrealized depreciation	(20,843,565)

Net unrealized appreciation/(depreciation)	$(11,676,581)

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITS. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109", or FIN 48. FIN 48 was effective for the fiscal years beginning after December 15, 2006. The Securities and Exchange Commission delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. As required, the Fund has adopted FIN 48 effective June 29, 2007, and concluded that the effect is not material to its financial statements. As of and during the year ended December 31, 2007, the Fund did not have a liability for any unrecognized tax benefits. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements", or SFAS 157, which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. Management has evaluated the application of the Statement to the Fund, and believes the impact will be limited to expanded financial statement disclosures.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from December 18, 2003 until December 18, 2008. The Fund incurred net advisory fees of $1,028,910 during the year ended December 31, 2007. The amount of fees waived by the Advisor was $428,713 for the year ended December 31, 2007.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriter of the Fund's initial public offering, an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters in that offering will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $109,271 of subadministrative fees charged by State Street for the year ended December 31, 2007.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $21,606 of trustee fees and expenses during the year ended December 31, 2007.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $29,725 of compliance and internal audit expense during the year ended December 31, 2007. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $17,892 of insurance expense during the year ended December 31, 2007.

During the year ended December 31, 2007, RMR Advisors reimbursed the Fund in the amount of $2,070 for trading losses incurred by the Fund due to a trading error.

Note C

Securities Transactions

During the year ended December 31, 2007, there were purchases and sales transactions (excluding short term securities) of $88,159,820 and $84,315,531 respectively. Brokerage commissions on securities transactions amounted to $117,849 during the year ended December 31, 2007.

Note D

Preferred Shares

The Fund's 2,000 outstanding Series T auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.40% per annum as of December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Real Estate Fund (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Fund at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

RMR Hospitality and Real Estate Fund
December 31, 2007

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2007, and our financial position as of December 31, 2007.

Relevant Market Conditions

Hospitality Industry Fundamentals.    In the first half of 2007, the hotel sector witnessed an unprecedented level of M&A activity. Five public hotel real estate investment trusts, or REITs, and one major hotel operating company, Hilton Hotels and Resorts, were taken private. This M&A activity stopped in the second half of 2007 because of credit tightening by lenders.

Operating fundamentals for hotels were solid in 2007. Industry-wide revenue per available room, or RevPar, growth was healthy at 5.7% with hotel occupancies were unchanged compared to 2006 at about 65% according to Smith Travel Research. Luxury hotels in urban markets outperformed all other segments because of an undersupply of hotels in a few major markets and strong demand from foreign travelers in major cities.

In 2008, RevPar growth expectations for the industry are in the range of 5 - 7%. However, at least one hotel company recently lowered its 2008 projections because of the slowdown in the economy in the second half of 2007. We expect other hotel companies may also lower expectations, but to assert that positive RevPar growth may be achievable in 2008. For example, at the beginning of 2008, hotel companies generally indicated that advance bookings were solid for the coming year and there has been no notable reduction in room rates. In addition, there is currently limited new hotel supply because of high construction costs, with supply growth forecasted at only 2% for the next few years.

Real Estate Industry Fundamentals.    During 2007, commercial real estate vacancy rates generally remained stable and rents increased modestly. Nevertheless, earnings growth from commercial real estate companies began to slow in 2007 compared to prior years because of a general slowdown in the economy. The combination of an economic slowdown, investors concerns relating to weakness in the housing market and credit tightening by lenders led to a sharp decline in valuations for all publicly traded commercial real estate companies in the second half of 2007. Almost all REITs experienced a sharp drop in value in the second half of 2007 because of investors concerns regarding any company involved in the real estate business. Furthermore, some REITs that had exposure to subprime mortgages filed for bankruptcy and the value of their securities became essentially worthless after they stopped paying dividends.

In 2008, we expect commercial real estate fundamentals may weaken because of slower economic growth and lower consumer and business confidence. However, higher construction costs and tighter credit markets may limit new supply of commercial real estate and help offset some of the anticipated slowdown in commercial real estate fundamentals. Before the end of 2008, we expect that valuations of REITs that invest directly in commercial real estate may improve in reaction to the sharp decline in their stock prices at the end of 2007 and in early 2008.

Real Estate Industry Technicals.    After seven years of positive returns, REITs, as measured by the MSCI U.S. REIT Index (RMS) finished 2007 down 16.7%, marking one of the sector's worst performances ever. Last year was also one of the most volatile years for REITs. During the year, the RMS posted eight of the biggest one day moves since its inception in 1995. Between March and the end of 2007, investors withdrew more than $9 billion from dedicated REIT funds.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay to our common shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During 2007, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 28.15%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 16.7% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was negative 13.0%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of December 31, 2007, included 54% REIT common stocks and 29% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2007 was 5.5%.

Our investment allocation to hotel and diversified REITs contributed positively to the Fund's performance in 2007. We benefited from our holdings in hotel REITs because of the high level of M&A activity that took place within this sector during the first half of 2007. The gains from M&A activity during the first half of the year also helped to offset losses experienced by the Fund when the general REIT market declined sharply in the second half of the year. Although we reduced our exposure to mortgage REITs during the year, our holdings in these companies also hurt our performance in 2007. At year end, mortgage REITs accounted for 0.2% of total assets. The Fund's performance during the year was also impacted by the cost of its ongoing litigation, which is expected to continue in 2008.

Recent Developments.    As I am writing this letter, continued turmoil in the credit markets is becoming a concern for our Fund. In particular, the market for auction rate securities seems to be experiencing a liquidity crisis. Although we believe our Fund's $28 million of auction rate preferred securities are well protected by asset coverage, the spill over effect from other auction rate securities may make it more difficult for our Fund to remarket these securities. If this occurs, the dividend rates we pay on our preferred securities may increase or we may be forced to substitute our outstanding preferred shares with less attractive forms of leverage. Any increase in the cost of leverage or decrease in the amount of leverage could adversely impact our performance and ability to maintain the current dividend rate paid to common shareholders in the future.

Thank you for your continued support. For more information, please view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 20, 2008

RMR Hospitality and Real Estate Fund
December 31, 2007

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2007)*

Hospitality real estate	33%
Health care real estate	15%
Office real estate	12%
Diversified real estate	11%
Others, less than 10% each	28%
Short term investments	1%

Total investments	100%

REITs	89%
Other	10%
Short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Hospitality and Real Estate Fund
Portfolio of Investments – December 31, 2007

Company	Shares	Value

Common Stocks – 97.5%
Real Estate Investment Trusts – 89.4%
Apartments – 3.9%
Apartment Investment & Management Co.	10,000	$347,300
Associated Estates Realty Corp.	5,600	52,864
BRE Properties, Inc.	6,000	243,180
Equity Residential	8,000	291,760
Essex Property Trust, Inc.	2,000	194,980
Home Properties, Inc.	10,500	470,925

		1,601,009
Diversified – 17.1%
CapLease, Inc.	41,404	348,622
Colonial Properties Trust	55,900	1,265,017
Cousins Properties, Inc.	10,000	221,000
Franklin Street Properties Corp.	3,000	44,400
iStar Financial, Inc.	6,000	156,300
Lexington Corporate Properties Trust	128,800	1,872,752
Liberty Property Trust	20,000	576,200
Mission West Properties, Inc.	3,000	28,530
National Retail Properties, Inc.	105,850	2,474,773
Washington Real Estate Investment Trust	300	9,423

		6,997,017
Health Care – 18.7%
HCP, Inc.	16,770	583,261
Health Care REIT, Inc.	75,740	3,384,820
LTC Properties, Inc.	10,000	250,500
Medical Properties Trust, Inc.	36,020	367,044
Nationwide Health Properties, Inc.	86,000	2,697,820
OMEGA Healthcare Investors, Inc.	7,700	123,585
Universal Health Realty Income Trust	7,600	269,344

		7,676,374
Hospitality – 14.5%
Ashford Hospitality Trust, Inc.	140,000	1,006,600
Entertainment Properties Trust	18,800	883,600
FelCor Lodging Trust, Inc.	20,000	311,800
Hersha Hospitality Trust	38,100	361,950
Host Hotels & Resorts, Inc.	44,000	749,760
LaSalle Hotel Properties	11,200	357,280
Strategic Hotels & Resorts, Inc.	12,000	200,760
Sunstone Hotel Investors, Inc.	23,000	420,670
Supertel Hospitality, Inc.	267,130	1,640,178

		5,932,598
See notes to financial statements and notes to portfolio of investments.

Industrial – 11.6%
AMB Property Corp.	1,000	$57,560
DCT Industrial Trust, Inc.	16,600	154,546
EastGroup Properties, Inc.	6,000	251,100
First Industrial Realty Trust, Inc.	104,160	3,603,936
ProLogis	11,000	697,180

		4,764,322
Manufactured Homes – 0.4%
Sun Communities, Inc.	7,100	149,597
Mortgage – 0.3%
JER Investors Trust, Inc.	10,000	107,700
Office – 11.8%
American Financial Realty Trust	121,500	974,430
Brandywine Realty Trust	49,400	885,742
Corporate Office Properties Trust	11,500	362,250
Douglas Emmett, Inc.	8,300	187,663
Highwoods Properties, Inc.	45,000	1,322,100
Mack-Cali Realty Corp.	8,000	272,000
Parkway Properties, Inc.	22,200	820,956

		4,825,141
Retail – 6.9%
Cedar Shopping Centers, Inc.	22,000	225,060
Developers Diversified Realty Corp.	2,000	76,580
Equity One, Inc.	3,000	69,090
Glimcher Realty Trust	27,400	391,546
Pennsylvania Real Estate Investment Trust	20,000	593,600
Ramco-Gershenson Properties Trust	12,000	256,440
Realty Income Corp.	27,200	734,944
Simon Property Group, Inc.	3,000	260,580
Tanger Factory Outlet Centers, Inc.	5,000	188,550
Urstadt Biddle Properties, Inc.	2,900	44,950

		2,841,340
Specialty – 2.2%
Getty Realty Corp.	34,000	907,120
Storage – 2.0%
Extra Space Storage, Inc.	15,000	214,350
Sovran Self Storage, Inc.	8,100	324,810
U-Store-It Trust	29,100	266,556

		805,716
Total Real Estate Investment Trusts (Cost $38,312,883)		36,607,934
See notes to financial statements and notes to portfolio of investments.

Other – 8.1%
Abingdon Investment, Ltd. (a)(b)	200,000	$1,592,000
American Capital Strategies, Ltd.	3,500	115,360
Brookfield Properties Corp.	5,000	96,250
Iowa Telecommunication Services, Inc.	20,800	338,208
MCG Capital Corp.	11,000	127,490
Seaspan Corp.	33,400	817,966
Wyndham Worldwide Corp. (c)	11,000	259,160
Total Other (Cost $3,748,315)		3,346,434
Total Common Stocks (Cost $42,061,198)		39,954,368
Preferred Stocks – 47.8%
Real Estate Investment Trusts – 47.3%
Apartments – 1.2%
Apartment Investment & Management Co., Series U	24,000	502,080
Diversified – 1.7%
Digital Realty Trust, Inc., Series A	15,000	337,650
LBA Realty LLC, Series B	30,000	367,500

		705,150
Health Care – 5.9%
Health Care REIT, Inc., Series F	40,000	884,400
Health Care REIT, Inc., Series G	20,000	640,600
LTC Properties, Inc., Series F	40,000	884,400

		2,409,400
Hospitality – 28.9%
Ashford Hospitality Trust, Series A	46,000	862,500
Ashford Hospitality Trust, Series D	70,000	1,330,000
Eagle Hospitality Properties Trust, Inc., Series A(b)	28,000	350,000
FelCor Lodging Trust, Inc., Series C	60,000	1,113,000
Hersha Hospitality Trust, Series A	52,000	1,112,800
Host Marriott Corp., Series E	100,000	2,510,000
Innkeepers USA Trust, Series C	27,000	324,000
LaSalle Hotel Properties, Series D	50,000	915,000
LaSalle Hotel Properties, Series E	62,200	1,188,020
LaSalle Hotel Properties, Series G	10,000	172,600
Strategic Hotels & Resorts, Inc., Series A	10,000	187,800
Strategic Hotels & Resorts, Inc., Series C	40,000	780,000
Sunstone Hotel Investors, Inc., Series A	50,000	976,500

		11,822,220
See notes to financial statements and notes to portfolio of investments.

Office – 7.8%
Alexandria Real Estate Equities, Inc., Series C	60,000	$1,575,000
SL Green Realty Corp., Series D	70,000	1,599,500

		3,174,500
Retail – 1.8%
Cedar Shopping Centers, Inc., Series A	32,000	752,000
Total Real Estate Investment Trusts (Cost $23,165,142)		19,365,350
Other – 0.5%
Hilltop Holdings, Inc., Series A	9,600	212,880
Total Other (Cost $201,581)		212,880
Total Preferred Stocks (Cost $23,366,723)		19,578,230
Debt Securities – 12.0%
Hospitality – 12.0%
American Real Estate Partners LP, 8.125%, 06/01/2012 $	2,000,000	1,937,500
FelCor Lodging LP, 8.50%, 06/01/2011 (d)	1,600,000	1,668,000
Six Flags, Inc., 9.75%, 04/15/2013	1,760,000	1,320,000
Total Debt Securities (Cost $5,266,794)		4,925,500
Other Investment Companies – 8.1%
Alpine Total Dynamic Dividend Fund	36,600	620,370
Cohen & Steers Premium Income Realty Fund, Inc.	16,962	249,511
Cohen & Steers REIT and Preferred Income Fund, Inc.	14,500	274,050
Eaton Vance Enhanced Equity Income Fund II	22,700	402,925
LMP Real Estate Income Fund, Inc.	39,379	571,783
Neuberger Berman Real Estate Securities Income Fund, Inc.	35,250	405,728
Neuberger Berman Realty Income Fund, Inc.	22,500	355,950
The Zweig Total Return Fund, Inc.	94,700	428,991
Total Other Investment Companies (Cost $4,090,809)		3,309,308
See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Short-Term Investments – 1.3%
Other Investment Companies – 1.3%
Dreyfus Cash Management, Institutional Shares, 4.85% (e) (Cost $526,666)	526,666	$526,666
Total Investments – 166.7% (Cost $75,312,190)		68,294,072
Other assets less liabilities – 1.6%		663,322
Preferred Shares, at liquidation preference – (68.3)%		(28,000,000)
Net Assets applicable to common shareholders – 100%		$40,957,394

Notes to Portfolio of Investments

(a)
144A securities. Securities restricted for resale to Qualified Institutional Buyers (3.9% of net assets). These securities are considered to be liquid.
(b)
As of December 31, 2007, the Fund held securities fair valued in accordance with policies adopted by the Board of Trustees, aggregating $1,942,000 and 2.84% of market value.
(c)
A hospitality company.
(d)
Also a Real Estate Investment Trust.
(e)
Rate reflects 7 day yield as of December 31, 2007.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments in securities, at value (cost $75,312,190)	$68,294,072
Cash	984
Dividends and interest receivable	1,242,386

Total assets	69,537,442

Liabilities
Distributions payable – common shares	310,625
Legal expenses payable	99,047
Advisory fee payable	36,227
Distributions payable – preferred shares	28,851
Accrued expenses and other liabilities	116,279

Total liabilities	591,029

Preferred shares, at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 1,120 shares issued and outstanding at $25,000 per share liquidation preference	28,000,000

Net assets attributable to common shares	$40,946,413

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	46,967,809
Accumulated net realized gain on investment transactions	994,237
Net unrealized depreciation on investments	(7,018,118)

Net assets attributable to common shares	$40,946,413

Net asset value per share attributable to common shares (based on 2,485,000 common shares outstanding)	$16.48

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends (Cash distributions, net of capital gain ($2,163,301) and return of capital ($632,360) distributions, received or due, net of foreign taxes withheld of $210)	$4,084,034
Interest	589,470

Total investment income	4,673,504

Expenses
Legal	2,067,995
Advisory	727,355
Administrative	108,000
Preferred share remarketing	70,568
Audit	61,620
Custodian	55,198
Trustees' fees and expenses	49,431
Shareholder reporting	40,013
Compliance and internal audit	29,725
Excise Tax	26,000
Other	84,284

Total expenses	3,320,189
Less: expense waived by the Advisor	(213,928)

Net expenses	3,106,261

Net investment income	1,567,243

Realized and unrealized gain (loss) on investments
Net realized gain on investments	1,434,411
Net increase from payments by affiliates	1,036
Net change in unrealized appreciation/(depreciation) on investments	(18,455,574)

Net realized and unrealized loss on investments	(17,020,127)

Distributions to preferred shareholders from net investment income	(318,275)
Distributions to preferred shareholders from net realized gain on investments	(1,138,397)

Net decrease in net assets attributable to common shares resulting from operations	$16,909,556

See notes to financial statements.

RMR Hospitality and Real Estate Fund

Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets resulting from operations
Net investment income	$1,567,243	$2,673,464
Net realized gain on investments	1,434,411	6,418,390
Net increase from payments by affiliates	1,036	—
Net change in unrealized appreciation/(depreciation) on investments	(18,455,574)	5,902,770
Distributions to preferred shareholders from:
Net investment income	(318,275)	(748,592)
Net realized gain on investments	(1,138,397)	(579,000)

Net increase (decrease) in net assets attributable to common shares resulting from operations	909,556	13,667,032

Distributions to common shareholders from:
Net investment income	(1,274,968)	(2,101,833)
Net realized gains on investments	(5,186,032)	(1,625,667)

Total increase (decrease) in net assets attributable to net assets	(23,359,575)	9,939,532
Net assets attributable to common shares
Beginning of year	64,316,969	54,377,437

End of year	$40,946,413	$64,316,969

Common shares issued and repurchased
Shares outstanding, beginning of year	2,485,000	2,485,000
Shares issued	—	—

Shares outstanding, end of year	2,485,000	2,485,000

See notes to financial statements.

RMR Hospitality and Real Estate Fund

Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$25.88	$21.88	$22.94	$19.28 (c)

Income from Investment Operations
Net investment income (d)(e)	0.63	1.08	1.13	.71
Net realized and unrealized appreciation/(depreciation) on investments (e)	6.84	4.95	(.19)	3.95
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.13)	(.30)	(.16)	(.06)
Net realized gain on investments (e)	(.46)	(.23)	(.11)	(.01)

Net increase (decrease) in net asset value from operations	(6.80)	5.50	.67	4.59
Less: Distributions to common shareholders from:
Net investment income (e)	0.51	(.85)	(.96)	(.65)
Net realized gain on investments (e)	(2.09)	(.65)	(.65)	(.10)
Common share offering costs charged to capital	—	—	—	(.04)
Preferred share offering costs charged to capital	—	—	(.12)	(.14)

Net asset value, end of period	$16.48	$25.88	$21.88	$22.94

Market price, beginning of period	$22.95	$18.21	$19.98	$20.00

Market price, end of period	$14.38	$22.95	$18.21	$19.98

Total Return (f)(g)
Total investment return based on:
Market price (h)	(28.11)%	35.54%	(0.73)%	3.93%
Net asset value (h)	(28.15)%	25.89%	2.54%	23.16%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	2.72%	4.50%	5.04%	4.96% (i)
Total preferred share distributions	2.53%	2.23%	1.20%	0.50% (i)
Net investment income, net of preferred share distributions (d)(e)	0.19%	2.27%	3.84%	4.46% (i)
Expenses, net of fee waivers	5.40%	3.13%	1.80%	1.86% (i)
Expenses, before fee waivers	5.77%	3.49%	2.14%	2.18% (i)
Portfolio Turnover Rate	41.36%	45.70%	23.95%	20.83%
Net assets attributable to common shares, end of period (000s)	$40,946	$64,317	$54,377	$57,005
Preferred shares, liquidation preference ($25,000 per share) (000s)	$28,000	$28,000	$28,000	$17,000
Asset coverage per preferred share (j)	$61,569	$82,426	$73,551	$108,830
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at April 27,2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
The impact of the net increase in payments by affiliates is less than $0.005/share.
(g)
Total returns for periods of less than one year are not annualized.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Notes to Financial Statements

December 31, 2007

Note A

(1)  Organization

RMR Hospitality and Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(5)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2007, $210 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On December 12, 2007, the Fund declared distributions of $0.125 per common share payable in January, February and March 2008. The Fund paid the January distribution on January 31, 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year Ended December 31, 2007	Year ended December 31, 2006
Ordinary income	$4,084,034	$3,754,791
Capital gain income	2,163,301	1,114,453
Return of capital	632,360	807,737

Total distributions received	$6,879,695	$5,676,981

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2007 and December 31, 2006, were as follows:

	Year ended December 31, 2007	Year ended December 31, 2006
Ordinary income	$1,698,625	$3,356,410
Net long term capital gains	6,219,047	1,698,682

	$7,917,672	$5,055,092

As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long-term capital gains	1,003,638
Net unrealized appreciation/(depreciation)	(7,028,072)

The differences between the financial reporting basis and tax basis of undistributed net long term capital gains and net unrealized appreciation/depreciation are due to wash sales of portfolio investments.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2007, are as follows:

Cost	$75,322,144

Gross unrealized appreciation	$4,548,969
Gross unrealized depreciation	(11,577,041)

Net unrealized appreciation/(depreciation)	$(7,028,072)

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109", or FIN 48. FIN 48 was effective for the fiscal years beginning after December 15, 2006. The Securities and Exchange Commission delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. As required, the Fund has adopted FIN 48 effective June 29, 2007, and concluded that the effect is not material to its financial statements. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements", or SFAS 157, which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. Management has evaluated the application of the Statement to the Fund, and believes the impact will be limited to expanded financial statement disclosures.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from April 27, 2004 until April 27, 2009. The Fund incurred net advisory fees of $513,427 during the year ended December 31, 2007. The amount of fees waived by the Advisor was $213,928 for the year ended December 31, 2007.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriter of the Fund's initial public offering, an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters in that offering will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $108,000 of subadministrative fees charged by State Street for the year ended December 31, 2007.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $49,431 of trustee fees and expenses during the year ended December 31, 2007.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The

Fund incurred $29,725 of compliance and internal audit expense during the year ended December 31, 2007. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $15,409 of insurance expense during the year ended December 31, 2007.

During the year ended December 31, 2007, RMR Advisors reimbursed the Fund in the amount of $1,036 for trading losses incurred by the Fund due to a trading error.

Note C

Securities Transactions

During the year ended December 31, 2007, there were purchases and sales transactions (excluding short term securities) of $34,545,060 and $38,735,180 respectively. Brokerage commissions on securities transactions amounted to $48,251 during the year ended December 31, 2007.

Note D

Preferred Shares

The Fund's 1,120 outstanding Series Th auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.30% per annum as of December 31, 2007.

Note E

Litigation and Legal Fees

The Fund is involved in litigation with Bulldog Investors General Partnership, a hedge fund controlled by Mr. Phillip Goldstein and various affiliated entities and persons (collectively Bulldog). The purpose of this litigation is to enforce provisions of the Fund's organizational documents which limit ownership of the Fund and that appear to have been intentionally violated by Bulldog and to recover damages from Bulldog arising from its unfair business practices. This litigation was begun by the Fund in November 2006 after extended correspondence with Bulldog. Bulldog commenced a proxy contest to elect Mr. Goldstein and another Bulldog affiliate at the Fund's 2007 annual meeting and to promote various shareholder proposals; Bulldog's nominees were not elected and its proposals were not adopted at the 2007 annual meeting in March 2007. In May 2007, Bulldog's motion to dismiss the pending litigation was denied by the Massachusetts Superior

Court. In September 2007, Bulldog's motion to remove the litigation to the federal courts was denied. In June 2007, the Fund amended its litigation against Bulldog to seek recovery of its expenses incurred in connection with Bulldog's activities. Bulldog has recently filed another motion to dismiss which the Fund is opposing. In July 2007, Bulldog made a demand upon the Fund's board of trustees pursuant to the Massachusetts Universal Demand Statute which appeared to be a prelude to a possible derivative action against the Fund or its trustees. The Fund's independent trustees investigated Bulldog's allegations and found them to be without merit. During the year ended December 31, 2007, the Fund incurred approximately $1,958,751 of expense in connection with the Bulldog litigation and related matters.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Hospitality and Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of RMR Hospitality and Real Estate Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Hospitality and Real Estate Fund at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

RMR F.I.R.E. Fund
December 31, 2007

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2007, and our financial position as of December 31, 2007.

Relevant Market Conditions

Financial Services Industry Fundamentals.    At the beginning of 2007, the world financial markets were awash with liquidity. The first indications of problems in the financial markets occurred in early 2007 when the subprime mortgage crisis began to emerge. By mid-year, the problems in the subprime mortgage markets had spread and led to a widespread liquidity and credit crisis that was felt across the global financial markets. By late 2007, banks started reporting large write-offs related to investments in subprime mortgages, structured investment vehicles and derivatives tied to a falling housing market. This led further to reductions in dividends on securities issued by many financial services companies.

As the crisis continued to unfold in late 2007, the U.S. Federal Reserve Bank along with other countries' central banks injected liquidity into financial markets. By year-end, the Fed had cut interest rates three times for a total of one percentage point. We believe the aggressive rate cuts by the Fed may prevent the U.S. economy from falling into a recession in 2008. However, the financial services sector will have a hard time, in our view, avoiding an earnings recession in 2008.

Real Estate Industry Fundamentals.    During 2007, commercial real estate vacancy rates generally remained stable and rents increased modestly. Nevertheless, earnings growth from commercial real estate companies began to slow in 2007 compared to prior years because of a general slowdown in the economy. The combination of an economic slowdown, investors concerns relating to weakness in the housing market and credit tightening by lenders led to a sharp decline in valuations for all publicly traded commercial real estate companies in the second half of 2007. Almost all real estate investment trusts, or REITs, experienced a sharp drop in value in the second half of 2007 because of investors concerns regarding any company involved in the real estate business. Furthermore, some REITs that had exposure to subprime mortgages filed for bankruptcy and the value of their securities became essentially worthless after they stopped paying dividends.

In 2008, we expect commercial real estate fundamentals may weaken because of slower economic growth and lower consumer and business confidence. However, higher construction costs and tighter credit markets may limit new supply of commercial real estate and help offset some of the anticipated slowdown in commercial real estate fundamentals. Before the end of 2008, we expect that valuations of REITs that invest directly in commercial real estate may improve in reaction to the sharp decline in their stock prices at the end of 2007 and in early 2008.

Real Estate Industry Technicals.    After seven years of positive returns, REITs, as measured by the MSCI U.S. REIT Index (RMS) finished 2007 down 16.7%, marking one of the sector's worst performances ever. Last year was also one of the most volatile years for REITs. During the year, the RMS posted eight of the biggest one day moves since its inception in 1995. Between March and the end of 2007, investors withdrew more than $9 billion from dedicated REIT funds.

Fund Strategies, Techniques and Performance

Our investment objective is to provide high total returns to our common shareholders through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective.

During 2007, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 39.4%. During the same period the S&P 500 Financial Sector Index (an unmanaged index of financial services common stocks) total return negative 18.0%, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 16.7% and negative 13.0%. We believe these three indices are relevant to us because our investments, excluding short term investments, as of December 31, 2007, included 18% financial services stocks, 38% REIT common stocks and 35% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for 2007 was 5.5%.

In 2007, the Fund experienced a significant decline in NAV and income earned from its investments. The Fund's negative performance was primarily because of its concentrations in bank stocks and mortgage REITs, both of which significantly declined in value. Unless market conditions improve significantly, in the coming year the Fund may be forced to reduce its dividend payment rate to adjust for its decline in earnings. Under these circumstances, the Fund may also consider other actions to reduce its expenses and enhance value for shareholders.

Recent Developments.    As I am writing this letter, continued turmoil in the credit markets is becoming a concern for our Fund. In particular, the market for auction rate securities seems to be experiencing a liquidity crisis. Although we believe our Fund's $16 million of auction rate preferred securities are well protected by asset coverage, the spill over effect from other auction rate securities may make it more difficult for our Fund to remarket these securities. If this occurs, the dividend rates we pay on our preferred securities may increase or we may be forced to substitute our outstanding preferred shares with less attractive forms of leverage. Any increase in the cost of leverage or decrease in the amount of leverage could adversely impact our performance and may lead to a reduction in the dividend rate paid to common shareholders in the future.

Thank you for your continued support. For more information, please view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 20, 2008

RMR F.I.R.E. Fund
December 31, 2007

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2007) *

Banks & Thrifts	12%
Other Financial Services	6%
Hospitality REITs	13%
Healthcare REITs	12%
Diversified REITs	11%
Other REITs less than 10%	36%
Other	9%
Short term investments	1%

Total investments	100%

Real Estate	73%
Financial Services	18%
Other	8%
Short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's total net assets.

Company	Shares	Value

Common Stocks – 104.1%
Financial Services – 28.3%
Banks – 12.5%
Bank of America Corp.	10,000	$412,600
Cullen/Frost Bankers, Inc.	3,000	151,980
Fifth Third Bancorp	3,000	75,390
First Commonwealth Financial Corp.	28,000	298,200
First Horizon National Corp.	11,400	206,910
Firstmerit Corp.	12,800	256,128
FNB Corp.	28,500	418,950
KeyCorp	7,000	164,150
National City Corp.	12,400	204,104
Regions Financial Corp.	4,000	94,600
Trustco Bank Corp. NY	23,400	232,128
U.S. Bancorp	1,000	31,740

		2,546,880
Thrifts – 8.7%
Beverly Hills Bancorp, Inc.	58	296
Capitol Federal Financial	9,605	297,755
Flagstar Bancorp, Inc.	25,000	174,250
IndyMac Bancorp, Inc.	5,500	32,725
New York Community Bancorp, Inc.	72,200	1,269,276

		1,774,302
Other Financial Services – 7.1%
American Capital Strategies, Ltd.	2,000	65,920
Centerline Holding Co.	44,200	336,804
Fannie Mae	13,000	519,740
Friedman Billings Ramsey Group, Inc. *	54,000	169,560
MCG Capital Corp.	32,000	370,880

		1,462,904
Total Financial Services (Cost $9,820,427)		5,784,086
Real Estate – 68.9%
Apartments – 5.1%
AvalonBay Communities, Inc. *	3,000	282,420
BRE Properties, Inc. *	4,000	162,120
Home Properties, Inc. *	300	13,455
Mid-America Apartment Communities, Inc. *	9,600	410,400
UDR, Inc. *	9,000	178,650

		1,047,045
See notes to financial statements and notes to portfolio of investments.

Diversified – 13.7%
CapLease, Inc. *	15,000	$126,300
Colonial Properties Trust *	15,780	357,102
Cousins Properties, Inc. *	6,900	152,490
DuPont Fabros Technology, Inc. *	2,500	49,000
Franklin Street Properties Corp. *	3,000	44,400
iStar Financial, Inc. *	16,000	416,800
Lexington Corporate Properties Trust *	56,400	820,056
Meruelo Maddux Properties, Inc. (a)	3,100	12,400
National Retail Properties, Inc. *	35,350	826,483

		2,805,031
Health Care – 16.5%
Care Investment Trust, Inc. *	8,550	91,827
HCP, Inc. *	16,850	586,043
Health Care REIT, Inc. *	20,904	934,200
Healthcare Realty Trust, Inc. *	18,500	469,715
LTC Properties, Inc. *	5,000	125,250
Medical Properties Trust, Inc. *	24,365	248,279
Nationwide Health Properties, Inc. *	26,400	828,168
OMEGA Healthcare Investors, Inc. *	5,000	80,250

		3,363,732
Hospitality – 3.9%
Ashford Hospitality Trust, Inc. *	51,000	366,690
Host Hotels & Resorts, Inc. *	10,000	170,400
LaSalle Hotel Properties *	5,400	172,260
Sunstone Hotel Investors, Inc. *	5,000	91,450

		800,800
Industrial – 7.1%
DCT Industrial Trust, Inc. *	5,200	48,412
First Industrial Realty Trust, Inc. *	40,200	1,390,920

		1,439,332
Manufactured Homes – 2.8%
Sun Communities, Inc. *	27,000	568,890
See notes to financial statements and notes to portfolio of investments.

Mortgage – 5.0%
Alesco Financial, Inc. *	142,400	$467,072
Anthracite Capital, Inc. *	15,000	108,600
JER Investors Trust, Inc. *	10,000	107,700
Newcastle Investment Corp. *	26,500	343,440

		1,026,812
Office – 9.3%
American Financial Realty Trust *	119,000	954,380
Boston Properties, Inc. *	2,000	183,620
Brookfield Properties Corp.	5,000	96,250
Parkway Properties, Inc. *	300	11,094
SL Green Realty Corp. *	7,000	654,220

		1,899,564
Retail – 3.9%
CBL & Associates Properties, Inc. *	3,000	71,730
Developers Diversified Realty Corp. *	3,000	114,870
Equity One, Inc. *	3,000	69,090
Feldman Mall Properties, Inc. *	5,000	18,450
Glimcher Realty Trust *	19,300	275,797
Realty Income Corp. *	200	5,404
Simon Property Group, Inc. *	2,000	173,720
Tanger Factory Outlet Centers, Inc. *	2,000	75,420

		804,481
Specialty – 1.2%
Getty Realty Corp. *	4,000	106,720
Resource Capital Corp. *	15,588	145,124

		251,844
Storage – 0.4%
U-Store-It Trust *	8,900	81,524
Total Real Estate (Cost $18,078,547)		14,089,055
Other – 6.9%
Abingdon Investment, Ltd. (b)(c)	100,000	796,000
Iowa Telecommunication Services, Inc.	37,500	609,750
Total Other (Cost $1,631,150)		1,405,750
Total Common Stocks (Cost $29,530,124)		21,278,891
See notes to financial statements and notes to portfolio of investments.

Preferred Stocks – 69.6%
Real Estate – 65.1%
Apartments – 12.5%
Apartment Investment & Management Co., Series U *	32,500	$679,900
Apartment Investment & Management Co., Series V *	27,700	568,681
Apartment Investment & Management Co., Series Y *	65,000	1,301,950

		2,550,531
Diversified – 6.9%
Cousins Properties, Inc., Series B *	20,000	411,800
Digital Realty Trust, Inc., Series A *	20,000	450,200
LBA Realty LLC, Series B *	45,000	551,250

		1,413,250
Health Care – 5.2%
Health Care REIT, Inc., Series F *	26,900	594,759
OMEGA Healthcare Investors Inc., Series D *	19,000	470,630

		1,065,389
Hospitality – 20.3%
Ashford Hospitality Trust, Series D *	32,000	608,000
Eagle Hospitality Properties Trust, Inc., Series A * (c)	14,000	175,000
Entertainment Properties Trust, Series B *	40,000	832,000
Equity Inns, Inc., Series B * (c)	50,000	650,000
FelCor Lodging Trust, Inc., Series C *	64,000	1,187,200
Host Marriott Corp., Series E *	10,000	251,000
Strategic Hotels & Resorts, Inc., Series A *	10,000	187,800
Strategic Hotels & Resorts, Inc., Series B *	13,700	263,725

		4,154,725
Manufactured Homes – 0.7%
Hilltop Holdings, Inc., Series A	6,900	153,007
Mortgage – 6.2%
Anthracite Capital, Inc., Series D *	6,000	94,800
Gramercy Capital Corp., Series A *	20,000	394,000
HomeBanc Corp., Series A *	10,000	700
MFA Mortgage Investments, Inc., Series A *	13,800	333,546
RAIT Investment Trust, Series B *	20,300	261,870
Thornburg Mortgage, Inc., Series C *	10,000	172,500

		1,257,416
Office – 4.1%
Alexandria Real Estate Equities, Inc., Series C *	31,600	829,500
See notes to financial statements and notes to portfolio of investments.

Retail – 9.2%
CBL & Associates Properties, Inc., Series D *	10,000	$196,000
Glimcher Realty Trust, Series F *	26,500	544,575
Glimcher Realty Trust, Series G *	41,000	783,100
Taubman Centers, Inc., Series G *	15,000	354,750

		1,878,425
Total Real Estate (Cost $17,659,670)		13,302,243
Financial Services – 4.5%
Corts-UNUM Provident Financial Trust	38,000	926,820
Total Financial Services (Cost $982,300)		926,820
Total Preferred Stocks (Cost $18,641,970)		14,229,063
Other Investment Companies – 10.9%
Alpine Total Dynamic Dividend Fund	29,960	507,822
Cohen & Steers Premium Income Realty Fund, Inc.	13,350	196,379
Cohen & Steers REIT and Preferred Income Fund, Inc.	8,000	151,200
Cornerstone Strategic Value Fund, Inc.	32,528	163,941
Eaton Vance Enhanced Equity Income Fund II	13,100	232,525
LMP Real Estate Income Fund, Inc.	12,411	180,208
Neuberger Berman Real Estate Securities Income Fund, Inc.	16,200	186,462
Neuberger Berman Realty Income Fund, Inc.	20,800	329,056
The Zweig Total Return Fund, Inc.	60,850	275,650
Total Other Investment Companies (Cost $2,878,564)		2,223,243
Short-Term Investments – 2.1%
Other Investment Companies – 2.1%
Dreyfus Cash Management, Institutional Shares, 4.85% (D) (Cost $426,273)	426,273	426,273
Total Investments – 186.7% (Cost $51,476,931)		38,157,470
Other assets less liabilities – 1.4%		279,941
Preferred Shares, at liquidation preference – (88.1)%		(18,000,000)
Net Assets applicable to common shareholders – 100%		$20,437,411

Notes to Portfolio of Investments

*
Real Estate Investment Trust, or REIT
(a)
As of December 31, 2007, this security had not paid a distribution.
(b)
144A securities. Securities restricted for resale to Qualified Institutional Buyers (3.9% of net assets). These securities are considered to be liquid.
(c)
As of December 31, 2007, the Fund held securities fair valued in accordance with policies adopted by the Board of Trustees, aggregating $1,621,000 and 4.2% of market value.
(d)
Rate reflects 7 day yield as of December 31, 2007.

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments in securities, at value (cost $51,476,931)	$38,157,470
Cash	3,836
Dividends and interest receivable	699,105

Total assets	38,860,411

Liabilities
Distributions payable – common shares	216,664
Advisory fee payable	21,396
Distributions payable – preferred shares	18,900
Accrued expenses and other liabilities	166,040

Total liabilities	423,000

Preferred shares, at liquidation preference
Auction preferred shares, Series W; $.001 par value per share; 720 shares issued and outstanding at $25,000 per share liquidation preference	18,000,000

Net assets attributable to common shares	$20,437,411

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,484,000 shares issued and outstanding	$1,484
Additional paid-in capital	35,173,277
Undistributed net investment income	269,841
Accumulated net realized loss on investment transactions	(1,687,730)
Net unrealized depreciation on investments	(13,319,461)

Net assets attributable to common shares	$20,437,411

Net asset value per share attributable to common shares (based on 1,484,000 common shares outstanding)	$13.77

See notes to financial statements.

RMR F.I.R.E. Fund

Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends (Cash distributions, net of capital gain ($831,001) and return of capital ($342,929) distributions, received or due, net of foreign taxes withheld of $210)	$3,051,614
Interest	113,111

Total investment income	3,164,725

Expenses
Advisory	436,342
Audit and legal	156,577
Administrative	108,000
Custodian	79,681
Preferred share remarketing	50,407
Compliance and internal audit	29,284
Trustees' fees and expenses	21,431
Shareholder reporting	15,842
Other	70,801

Total expenses	968,365
Less: expense waived by the Advisor	(128,336)

Net expenses	840,029

Net investment income	2,324,696

Realized and unrealized loss on investments
Net realized loss on investments	(1,594,800)
Net increase from payments by affiliates	1,036
Net change in unrealized appreciation/(depreciation) on investments	(13,570,100)

Net realized and unrealized loss on investments	(15,163,864)

Distributions to preferred shareholders from net investment income	(585,177)
Distributions to preferred shareholders from net realized gain on investments	(449,891)

Net decrease in net assets attributable to common shares resulting from operations	$(13,874,236)

See notes to financial statements.

RMR F.I.R.E. Fund

Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets resulting from operations
Net investment income	$2,324,696	$2,537,768
Net increase from payments by affiliates	1,036	—
Net realized gain (loss) on investments	(1,594,800)	2,091,017
Net change in unrealized appreciation/(depreciation) on investments	(13,570,100)	3,090,835
Distributions to preferred shareholders from:
Net investment income	(585,177)	(690,977)
Net realized gain on investments	(449,891)	(261,999)

Net increase (decrease) in net assets attributable to common shares resulting from operations	(13,874,236)	6,766,644

Distributions to common shareholders from:
Net investment income	(1,469,630)	(1,885,168)
Net realized gains on investments	(1,130,338)	(714,800)
Capital shares transactions
Cost of preferred shares repurchased	(2,000,000)	—

Net decrease from capital transactions	(2,000,000)	—
Liquidation preference of preferred shares repurchased	2,000,000	—

Total increase (decrease) in net assets attributable to common shares	(16,474,204)	4,166,676
Net assets attributable to common shares
Beginning of year	36,911,615	32,744,939

End of year (including undistributed net investment income of $269,841 and $0, respectively)	$20,437,411	$36,911,615

Common shares issued and repurchased
Shares outstanding, beginning of year	1,484,000	1,484,000
Shares issued	—	—

Shares outstanding, end of year	1,484,000	1,484,000

See notes to financial statements.

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period November 22, 2004 (a) to December 31, 2004

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$24.87	$22.07	$23.99	$24.03	(c)

Income from Investment Operations
Net investment income (d)(e)	1.57	1.71	1.28	.10
Net realized and unrealized appreciation/(depreciation) on investments(e)	(10.23)	3.49	(1.01)	.17
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.39)	(.47)	(.28)	(.02)
Net realized gain on investments (e)	(.30)	(.18)	(.15)	—

Net increase (decrease) in net asset value from operations	(9.35)	4.55	(.16)	.25
Less: Distributions to common shareholders from:
Net investment income (e)	(.99)	(1.27)	(1.09)	—
Net realized gain on investments (e)	(.76)	(.48)	(.67)	—
Common share offering costs charged to capital	—	—	—	(.04)
Preferred share offering costs charged to capital	—	—	—	(.25)

Net asset value, end of period	$13.77	$24.87	$22.07	$23.99

Market price, beginning of period	$22.20	$18.99	$24.05	$25.00

Market price, end of period	$12.80	$22.20	$18.99	$24.05

Total Return (f)(g)
Total investment return based on:
Market price (h)	(36.29)%	27.44%	(14.00)%	(3.80)%
Net asset value (h)	(39.40)%	21.54%	(0.64)%	(0.17)%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	7.41%	7.42%	5.64%	3.92	%(i)
Total preferred share distributions	3.30%	2.78%	1.88%	0.58	%(i)
Net investment income, net of preferred share distributions(d) (e)	4.11%	4.64%	3.76%	3.34	%(i)
Expenses, net of fee waivers	2.68%	2.39%	2.63%	3.45	%(i)
Expenses, before fee waivers	3.09%	2.78%	3.03%	3.73	%(i)
Portfolio Turnover Rate	63.84%	59.48%	64.96%	0.00%
Net assets attributable to common shares, end of period (000s)	$20,437	$36,912	$32,745	$35,594
Preferred shares, liquidation preference ($25,000 per share) (000s)	$18,000	$20,000	$20,000	$20,000
Asset coverage per preferred share(j)	$53,385	$71,140	$65,931	$69,493
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at November 22, 2004, reflects the deduction of the average sales load and offering costs of $0.97 per share paid by the holders of common share from the $25.00 offering price. We paid a sales load and offering cost of $1.125 per share on 1,280,000 common shares sold to the public and no sales load or offering costs on 200,000 common shares sold to affiliates of RMR Advisors for $25 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
The impact of the net increase in payments by affiliates is less than $0.005/share.
(g)
Total returns for periods of less than one year are not annualized.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR F.I.R.E. Fund
Notes to Financial Statements

December 31, 2007

Note A

(1)  Organization

RMR F.I.R.E. Fund, or the Fund, was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations until November 22, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on identified cost basis.

(5)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2007, $210 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On December 12, 2007, the Fund declared distributions of $0.146 per common share payable in January, February and March 2008. The Fund paid its January distribution on January 31, 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2007	Year ended December 31, 2006
Ordinary income	$3,051,614	$3,287,880
Capital gain income	831,001	662,485
Return of capital	342,929	419,306

Total distributions received	$4,225,544	$4,369,671

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2007 and December 31, 2006, were as follows:

	Year ended December 31, 2007	Year ended December 31, 2006
Ordinary income	$2,291,228	$3,122,947
Net long term capital gains	1,343,808	429,997

	$3,635,036	$3,552,944

As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$269,889
Accumulated capital and other losses	(1,629,794)
Net unrealized appreciation/(depreciation)	(13,378,434)

On December 31, 2007, the Fund had a net capital loss carry forward for federal income tax purposes of $1,159,105 all of which expires in the year 2015.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2007, the Fund elected to defer net capital losses of $470,689 arising between November 1, 2007 and December 31, 2007.

The differences between the financial reporting basis and tax basis of undistributed ordinary income, undistributed net long term capital gains and net unrealized appreciation/depreciation are due to wash sales of portfolio investments.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2007, are as follows:

Cost	$51,535,904

Gross unrealized appreciation	$600,764
Gross unrealized depreciation	(13,979,198)

Net unrealized appreciation/(depreciation)	$(13,378,434)

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares and preferred shares issued by F.I.R.E. companies. F.I.R.E. is a commonly used acronym for financial services, insurance and real estate companies. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the F.I.R.E. industries due to economic, legal, regulatory, technological or other developments affecting the United States F.I.R.E. industries.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109", or FIN 48. FIN 48 was effective for the fiscal years beginning after December 15, 2006. The Securities and Exchange Commission delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. As required, the Fund has adopted FIN 48 effective June 29, 2007, and concluded that the effect is not material to its financial statements. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements", or SFAS 157, which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. Management has evaluated the application of the Statement to the Fund, and believes the impact will be limited to expanded financial statement disclosures.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from November 22, 2004 until November 22, 2009. The Fund incurred net advisory fees of $308,006 during the year ended December 31, 2007. The amount of fees waived by the Advisor was $128,336 for the year ended December 31, 2007.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriter of the Fund's initial public offering, an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters in that offering will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $108,000 of subadministrative fees charged by State Street for the year ended December 31, 2007.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $21,431 of trustee fees and expenses during the year ended December 31, 2007.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $29,284 of compliance and internal audit expense during the year ended December 31, 2007. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $17,892 of insurance expense during the year ended December 31, 2007.

During the year ended December 31, 2007, RMR Advisors reimbursed the Fund in the amount of $1,036 for trading losses incurred by the Fund due to a trading error.

Note C

Securities Transactions

During the year ended December 31, 2007, there were purchases and sales transactions (excluding short term securities) of $31,280,077 and $33,012,094 respectively. Brokerage commissions on securities transactions amounted to $49,373 during the year ended December 31, 2007.

Note D

Preferred Shares

In December 2004, the Fund issued 800 Series W auction preferred shares with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. On December 27, 2007, the Fund redeemed 80 preferred shares with a liquidation preference of $2,000,000. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.40% per annum as of December 31, 2007. On January 17, 2008, the Fund redeemed an additional 80 preferred shares with a liquidation preference of $2,000,000.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR F.I.R.E. Fund:

We have audited the accompanying statement of assets and liabilities of RMR F.I.R.E. Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR F.I.R.E. Fund at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

RMR Preferred Dividend Fund
December 31, 2007

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2007, and our financial position as of December 31, 2007.

Relevant Market Conditions

Preferred Securities Market Overview.    During 2007, the U.S. preferred securities market suffered one of the worst annual returns in years. Preferred securities issued by real estate investment trusts, or REITs, were especially negatively affected by the subprime mortgage crisis which began in early 2007. Several mortgage REITs with exposure to subprime mortgages filed for bankruptcy and the value of their preferred securities became essentially worthless after they stopped paying preferred dividends. Several commercial REITs also saw the price of their preferred securities decline in 2007.

The issuance of new preferred securities by non-REITs was strong throughout the year but intensified in the fourth quarter as financial institutions priced large deals in an effort to increase their equity capital. This issuance of highly rated and high dividend paying securities effective depressed the value of outstanding REIT preferred securities; and the issuance of new preferred securities by REITs declined significantly by mid-year because the terms had become very expensive for the issuers.

Real Estate Industry Fundamentals.    During 2007, commercial real estate vacancy rates generally remained stable and rents increased modestly. Nevertheless, earnings growth from commercial real estate companies began to slow in 2007 compared to prior years because of a general slowdown in the economy. The combination of an economic slowdown, investors concerns relating to weakness in the housing market and credit tightening by lenders led to a sharp decline in valuations for all publicly traded commercial real estate companies in the second half of 2007. Almost all REITs experienced a sharp drop in value in the second half of 2007 because of investors concerns regarding any company involved in the real estate business.

In 2008, we expect commercial real estate fundamentals may weaken because of slower economic growth and lower consumer and business confidence. However, higher construction costs and tighter credit markets may limit new supply of commercial real estate and help offset some of the anticipated slowdown in commercial real estate fundamentals. Before the end of 2008, we expect that valuations of REITs that invest directly in commercial real estate may improve in reaction to the sharp decline in their stock prices at the end of 2007 and in early 2008.

Real Estate Industry Technicals.    After seven years of positive returns, REITs, as measured by the MSCI U.S. REIT Index (RMS) finished 2007 down 16.7%, marking one of the sector's worst performances ever. Last year was also one of the most volatile years for REITs. During the year, the RMS posted eight of the biggest one day moves since its inception in 1995. Between March and the end of 2007, investors withdrew more than $9 billion from dedicated REIT funds.

Fund Strategies, Techniques and Performance

Our primary investment objective is to provide our common shareholders high current income. Our secondary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During 2007 our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 35.94%. During that same period, the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was negative 13.0%. We believe this index is relevant to us because our investments as of December 31, 2007, excluding short term investments, included 70% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for 2007 was 5.5%.

In 2007, the Fund experienced a significant decline in NAV and income earned from its investments. The Fund's negative performance was primarily because of its concentrations in preferred securities issued by mortgage REITs, which significantly declined in value. Unless market conditions improve significantly, in the coming year the Fund may be forced to reduce its dividend payment rate to adjust for the decline in earnings. Under these circumstances, the Fund may also consider other actions to reduce expenses and enhance value for shareholders.

Recent Developments

As I am writing this letter, continued turmoil in the credit markets is becoming a concern for our Fund. In particular, the market for auction rate securities seems to be experiencing a liquidity crisis. Although we believe our Fund's $22.5 million of auction rate preferred securities are well protected by asset coverage, the spill over effect from other auction rate securities may make it more difficult for our Fund to remarket these securities. If this occurs, the dividend rates we pay on our preferred securities may increase or we may be forced to substitute our outstanding preferred shares with less attractive forms of leverage. Any increase in the cost of leverage or decrease in the amount of leverage could adversely impact our performance and may lead to a reduction in the dividend rate paid to common shareholders in the future.

Thank you for your continued support. For more information, please view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
February 20, 2008

RMR Preferred Dividend Fund
December 31, 2007

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2007)*

Hospitality real estate	27%
Office real estate	12%
Other, less than 10%	60%
Short term investments	1%

Total investments	100%

REITs	72%
Other	27%
Short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Preferred Dividend Fund
Portfolio of Investments – December 31, 2007

Company	Shares	Value

Preferred Stocks – 144.1% Real Estate Investment Trusts – 125.0%
Apartments – 12.6%
Apartment Investment & Management Co., Series G	56,400	$1,376,160
Apartment Investment & Management Co., Series T	10,000	208,400
Associated Estates Realty Corp., Series B	39,800	940,275
Mid-America Apartment Communities, Inc., Series H	41,400	996,498

		3,521,333
Diversified – 12.9%
Colonial Properties Trust, Series D	10,000	239,400
Cousins Properties, Inc., Series B	17,000	350,030
Digital Realty Trust, Inc., Series A	56,200	1,265,062
LBA Realty LLC, Series B	25,000	306,250
Lexington Realty Trust, Series B	69,000	1,438,650

		3,599,392
Health Care – 4.2%
LTC Properties, Inc., Series F	4,000	88,440
OMEGA Healthcare Investors Inc., Series D	43,200	1,070,064

		1,158,504
Hospitality – 49.1%
Ashford Hospitality Trust, Series A	58,000	1,087,500
Ashford Hospitality Trust, Series D	7,200	136,800
Eagle Hospitality Properties Trust, Inc., Series A (a)	95,000	1,187,500
Entertainment Properties Trust, Series B (a)	9,100	189,280
Entertainment Properties Trust, Series D	30,000	561,000
Equity Inns, Inc., Series B (a)	83,800	1,089,400
Equity Inns, Inc., Series C (a)	18,900	245,700
FelCor Lodging Trust, Inc., Series C	167,400	3,105,270
Hersha Hospitality Trust, Series A	99,500	2,129,300
Host Marriott Corp., Series E	15,000	376,500
LaSalle Hotel Properties, Series E	70,000	1,337,000
Strategic Hotels & Resorts, Inc., Series A	13,000	244,140
Strategic Hotels & Resorts, Inc., Series B	39,100	752,675
Strategic Hotels & Resorts, Inc., Series C	27,200	530,400
Sunstone Hotel Investors, Inc., Series A	36,500	712,845

		13,685,310
Mortgage – 13.7%
Accredited Mortgage Loan REIT Trust, Series A	1,500	15,525
American Home Mortgage Investment Corp., Series A	74,300	5,944
Anthracite Capital, Inc., Series C	3,000	56,370
Anthracite Capital, Inc., Series D	51,000	805,800
Gramercy Capital Corp., Series A	20,000	394,000
MFA Mortgage Investments, Inc., Series A	40,000	966,800
Newcastle Investment Corp., Series B	28,000	501,200
NorthStar Realty Finance Corp., Series A	20,000	331,000
NorthStar Realty Finance Corp., Series B	36,000	572,760
RAIT Financial Trust, Series C	12,700	180,340

		3,829,739
Office – 21.5%
Alexandria Real Estate Equities, Inc., Series C	60,000	1,575,000
BioMed Realty Trust, Inc., Series A	35,000	715,750
Corporate Office Properties Trust, Series G	5,900	128,325
DRA CRT Acquisition Corp., Series A	40,060	723,083
Kilroy Realty Corp., Series E	600	13,500
Kilroy Realty Corp., Series F	44,100	970,200
Parkway Properties, Inc., Series D	41,000	953,250
SL Green Realty Corp., Series D	40,000	914,000

		5,993,108
See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Retail – 11.0%
Cedar Shopping Centers, Inc., Series A	42,000	$987,000
Glimcher Realty Trust, Series F	30,000	616,500
Glimcher Realty Trust, Series G	15,000	286,500
Kimco Realty Corp., Series G	5,000	114,300
Taubman Centers, Inc., Series G	45,000	1,064,250

		3,068,550
Total Real Estate Investment Trusts (Cost $45,498,524)		34,855,936
Other – 19.1%
Ford Motor Co., 6/15/43 Series	9,400	152,844
General Motors Corp., 5/15/48 Series	26,100	417,600
Great Atlantic & Pacific Tea Co., 8/01/39 Series	87,800	2,232,754
Hilltop Holdings, Inc., Series A	97,200	2,155,410
Red Lion Hotels Corp., 2/19/44 Series	15,925	378,378
Total Other (Cost $5,749,754)		5,336,986
Total Preferred Stocks (Cost $51,248,278)		40,192,922
Common Stocks—10.6%
Real Estate Investment Trusts – 3.6%
Diversified – 0.8%
Colonial Properties Trust	9,800	221,774
Health Care – 0.8%
Care Investment Trust, Inc.	10,600	113,844
Medical Properties Trust, Inc.	11,275	114,892

		228,736
Mortgage – 1.6%
Alesco Financial, Inc.	142,500	467,400
Retail – 0.1%
Feldman Mall Properties, Inc.	5,000	18,450
Storage – 0.3%
U-Store-It Trust	8,900	81,524
Total Real Estate Investment Trusts (Cost $2,186,862)		1,017,884
Other – 7.0%
Abingdon Investment, Ltd. (a)(b)	150,000	1,194,000
American Capital Strategies, Ltd.	10,700	352,672
Iowa Telecommunication Services, Inc.	24,500	398,370
Total Other (Cost $2,470,362)		1,945,042
Total Common Stocks (Cost $4,657,224)		2,962,926
Debt Securities – 20.3%
Ford Motor Co., 7.75%, 06/15/2043	$2,210,000	1,547,000
Ford Motor Co., 8.90%, 01/15/2032	557,000	431,675
General Motors Corp., 8.375%, 07/15/2033	2,000,000	1,610,000
Six Flags, Inc., 9.75%, 04/15/2013 2,740,000		2,055,000
Total Debt Securities (Cost $6,538,318)		5,643,675
See notes to financial statements and notes to portfolio of investments.

Other Investment Companies – 4.3%
Alpine Total Dynamic Dividend Fund	32,295	$547,400
Cornerstone Strategic Value Fund, Inc.	31,200	157,248
Eaton Vance Enhanced Equity Income Fund II	800	14,200
LMP Real Estate Income Fund, Inc.	4,260	61,855
Neuberger Berman Real Estate Securities Income Fund, Inc.	15,000	172,650
Neuberger Berman Realty Income Fund, Inc.	10,800	170,856
The Zweig Total Return Fund, Inc.	17,750	80,408
Total Other Investment Companies (Cost $1,573,821)		1,204,617
Short-Term Investments – 0.9%
Other Investment Companies – 0.9%
Dreyfus Cash Management, Institutional Shares, 4.85% (c) (Cost $243,976)	243,976	243,976
Total Investments – 180.2% (Cost $64,261,617)		50,248,116
Other assets less liabilities – 0.5%		137,656
Preferred Shares, at liquidation preference – (80.7)%		(22,500,000)
Net Assets – 100%		$27,885,772

Notes to Portfolio of Investments

(a)
As of December 31, 2007, the Fund held securities fair valued in accordance with policies adopted by the Board of Trustees, aggregating $3,905,880 and 7.77% of market value.
(b)
144A securities. Securities restricted for resale to Qualified Institutional Buyers (4.3% of net assets). These securities are considered to be liquid.
(c)
Rate reflects 7 day yield as of December 31, 2007.

See notes to financial statements and notes to portfolio of investments.

RMR Preferred Dividend Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments in securities, at value (cost $64,261,617)	$50,248,116
Cash	3,772
Dividends and interest receivable	738,592
Other assets	129

Total assets	50,990,609

Liabilities
Distributions payable – common shares	396,453
Distributions payable – preferred shares	43,875
Advisory fee payable	13,282
Accrued expenses and other liabilities	151,227

Total liabilities	604,837

Preferred shares, at liquidation preference
Auction preferred shares, Series M; $.001 par value per share; 900 shares issued and outstanding at $25,000 per share liquidation preference	22,500,000

Net assets attributable to common shares	$27,885,772

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,646,538 shares issued and outstanding	$2,647
Additional paid-in capital	48,763,200
Distributions in excess of net investment income	(440,328)
Accumulated net realized loss on investment transactions	(6,426,246)
Net unrealized depreciation on investments	(14,013,501)

Net assets attributable to common shares	$27,885,772

Net asset value per share attributable to common shares (based on 2,646,538 common shares outstanding)	$10.54

See notes to financial statements.

RMR Preferred Dividend Fund

Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends (Cash distributions, net of capital gain ($819,039) and return of capital ($325,218) distributions, received or due)	$4,267,199
Interest	758,575

Total investment income	5,025,774

Expenses
Advisory	539,056
Audit and legal	195,459
Administrative	108,007
Preferred share remarketing	56,709
Custodian	55,347
Shareholder reporting	31,359
Compliance and internal audit	30,947
Trustees' fees and expenses	21,431
Other	79,987

Total expenses	1,118,302
Less: expense waived by the Advisor	(348,801)

Net expenses	769,501

Net investment income	4,256,273

Realized and unrealized loss on investments
Net realized loss on investments	(6,417,769)
Net change in unrealized appreciation/(depreciation) on investments	(13,284,067)

Net realized and unrealized loss on investments	(19,701,836)

Distributions to preferred shareholders from net investment income	(1,178,280)
Distributions to preferred shareholders from net realized gain on investments	(11,673)

Net decrease in net assets attributable to common shares resulting from operations	$(16,635,516)

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets resulting from operations
Net investment income	$4,256,273	$4,931,552
Net realized gain (loss) on investments	(6,417,769)	832,486
Net change in unrealized appreciation/(depreciation) on investments	(13,284,067)	2,897,321
Distributions to preferred shareholders from:
Net investment income	(1,178,280)	(902,855)
Net realized gain on investments	(11,673)	(147,481)

Net increase (decrease) in net assets attributable to common shares resulting from operations	(16,635,516)	7,611,023

Distributions to common shareholders from:
Net investment income	(3,518,321)	(4,028,697)
Net realized gain on investments	(46,460)	(658,083)
Return of capital	(1,170,113)	—
Capital shares transactions
Net proceeds from reinvestment of distributions	516,595	435,418

Net increase from capital transactions	516,595	435,418

Total increase (decrease) in net assets attributable to common shares	(20,853,815)	3,359,661
Net assets attributable to common shares
Beginning of year	48,739,587	45,379,926

End of year (including distributions in excess of net investment income of $(440,328) and $0, respectively)	$27,885,772	$48,739,587

Common shares issued and repurchased
Shares outstanding, beginning of year	2,613,188	2,589,311
Shares issued	—	—
Shares issued (reinvestment of distributions)	33,350	23,877

Shares outstanding, end of year	2,646,538	2,613,188

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period May 25, 2005(a) to December 31, 2005

Per Common Share Operating Performance
Net asset value, beginning of period	$18.65	$17.53	$19.09 (b)

Income from Investment Operations
Net investment income (c)(d)(e)	1.62	1.90	.93
Net realized and unrealized appreciation/(depreciation) on investments (e)	(7.48)	1.43	(1.22)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.45)	(.35)	(.14)
Net realized gain on investments (e)	— (f)	(.06)	(.02)

Net increase (decrease) in net asset value from operations	(6.31)	2.92	(.45)
Less: Distributions to common shareholders from:
Net investment income (e)	(1.33)	(1.55)	(.77)
Net realized gain on investments (e)	(.02)	(.25)	(.13)
Return of capital	(0.45)	—	—
Common share offering costs charged to capital	—	—	(.04)
Preferred share offering costs charged to capital	—	—	(.17)

Net asset value, end of period	$10.54	$18.65	$17.53

Market price, beginning of period	$20.75	$16.35	$20.00

Market price, end of period	$11.80	$20.75	$16.35

Total Return (g)
Total investment return based on:
Market price (h)	(35.90)%	39.90%	14.10%
Net asset value (h)	(35.94)%	17.48%	3.50%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	10.40%	10.47%	8.22% (i)
Total preferred share distributions	2.91%	2.23%	1.40% (i)
Net investment income, net of preferred share distributions (d)(e)	7.49%	8.24%	6.82% (i)
Expenses, net of fee waivers	1.88%	1.45%	1.54% (i)
Expenses, before fee waivers	2.73%	2.26%	2.29% (i)
Portfolio Turnover Rate	47.76%	23.60%	5.60%
Net assets attributable to common shares, end of period (000s)	$27,886	$48,740	$45,380
Preferred shares, liquidation preference ($25,000 per share) (000s)	$22,500	$22,500	$22,500
Asset coverage per preferred share (j)	$55,984	$79,156	$75,422
(a)
Commencement of operations.
(b)
Net asset value at May 25, 2005, reflects the deduction of the average sales load and offering costs of $0.91 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 2,237,500 common shares sold to the public and no sales load or offering costs on 67,500 common shares sold to affiliates of RMR Advisors for $20 per share.
(c)
Based on average shares outstanding.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Amount is less than $.005/share.
(g)
Total returns for periods of less than one year are not annualized.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Preferred Dividend Fund
Notes to Financial Statements

December 31, 2007

Note A

(1)  Organization

RMR Preferred Dividend Fund, or the Fund, was organized as a Massachusetts business trust on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act as a non-diversified closed-end management investment company. The Fund had no operations until May 25, 2005, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(5)  Federal Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On December 12, 2007, the Fund declared distributions of $0.15 per common share payable in January, February and March 2008. The Fund paid its January distribution on January 31, 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year Ended December 31, 2007	Year ended December 31, 2006
Ordinary income	$4,267,199	$4,838,453
Capital gain income	819,039	807,195
Return of capital	325,218	70,154

Total distributions received	$5,411,456	$5,715,802

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2007 and December 31, 2006, were as follows:

	Year Ended December 31, 2007	Year ended December 31, 2006
Ordinary income	$4,696,601	$5,034,390
Net long term capital gains	58,133	702,726
Return of capital	1,170,113	—

	$5,924,847	$5,737,116

As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital and other losses	(6,426,246)
Net unrealized appreciation/(depreciation)	(14,013,501)

On December 31, 2007, the Fund had a net capital loss carry forward for federal income tax purposes of $6,426,246 all of which expires in the year 2015.

The differences between the financial reporting basis and tax basis of undistributed ordinary income, undistributed net long term capital gains and net unrealized appreciation are due to wash sales of portfolio investments.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2007, are as follows:

Cost	$64,261,617

Gross unrealized appreciation	118,057
Gross unrealized depreciation	(14,131,558)

Net unrealized appreciation/(depreciation)	$(14,013,501)

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in preferred securities issued by real estate investment trusts. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109", or FIN 48. FIN 48 was effective for the fiscal years beginning after December 15, 2006. The Securities and Exchange Commission delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. As required, the Fund has adopted FIN 48 effective June 29, 2007, and concluded that the effect is not material to its financial statements. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements", or SFAS 157, which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. Management has evaluated the application of the Statement to the Fund and believes the impact will be limited to expanded financial statement disclosures.

(9)  Common Shares

The Fund issued 33,350 and 23,877 common shares during the years ended December 31, 2007 and December 31, 2006, respectively, for a total consideration of $516,595 and $435,418 respectively, pursuant to its dividend reinvestment plan.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.55% of the Fund's average daily managed assets from May 25, 2005 until May 24, 2010. The Fund incurred net advisory fees of $190,255 during the year ended December 31, 2007. The amount of fees waived by the Advisor was $348,801 for the year ended December 31, 2007.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $108,007 of subadministrative fees charged by State Street for the year ended December 31, 2007.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $21,431 of trustee fees and expenses during the year ended December 31, 2007.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $30,947 of compliance and internal audit expense during the year ended December 31, 2007. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $15,044 of insurance expense during the year ended December 31, 2007.

Note C

Securities Transactions

During the year ended December 31, 2007, there were purchases and sales transactions (excluding short term securities) of $30,691,587 and $29,508,154 respectively. Brokerage commissions on securities transactions amounted to $117,849 during the year ended December 31, 2007.

Note D

Preferred Shares

The Fund's 900 outstanding Series M auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.40% per annum as of December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Preferred Dividend Fund:

We have audited the accompanying statement of assets and liabilities of RMR Preferred Dividend Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Preferred Dividend Fund at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

RMR Asia Pacific Real Estate Fund
December 31, 2007

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2007, and our financial position as of December 31, 2007.

Relevant Market Conditions

Real Estate Industry Fundamentals.    In 2008, we expect commercial real estate fundamentals in the Asia Pacific region to remain healthy due to strong leasing demand. Office market vacancy rates are expected to remain low in Hong Kong, Singapore and Tokyo. Strong national income growth in all countries, except for Japan, should lead to growing retail sales and rising rents for retail property. The industrial real estate sector is expected to do well because logistics networks are developing in emerging countries. Residential real estate prices are expected to increase because of rising incomes and the urbanization process underway in China and India.

Economic growth in the coming year is expected to remain strong. The International Monetary Fund expects 8.6% GDP growth for developing Asia and 1.5% for Japan. Real estate companies in the region are generally conservatively financed. However, the credit tightening by lenders across the globe may slow the rate of growth for some real estate companies in 2008.

Real Estate Industry Technicals.    We expect continued strong demand for real estate investments in the Asia Pacific region in the coming year. High personal savings rates and attractive real estate yields are expected to result in increasing stock values for real estate companies in the region, especially real estate companies that pay a regular dividend, such as real estate investment trusts, or REITs. With the exception of Australia, property yields in the region typically are 2-3% higher than long term government bond yields. The number of REITs in the region continues to grow, and several countries are currently considering initiating REIT legislation, including the Philippines, India and China.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

Although the Fund's primary investment objective is capital appreciation (rather than pay high income), it made two one time distributions to shareholders in 2007. In September and December, the Fund paid shareholders $1.52 per share and $4.45 per share, respectively. This combined $5.97 per share of distributions in 2007 represents a 30% return on investment based on the Fund's IPO price of $20.00 per share in May 2006.

During 2007, our total return on net asset value, or NAV, was 11.8%. During that same period, the total return for the EPRA NAREIT Asia Index (an unmanaged index of Asia Pacific real estate common stocks) was 11.6%. We believe this index is relevant to us because all our investments as of December 31, 2007, excluding short term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the same period was 5.5%.

Thank you for your continued support. For more information, please view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 20, 2008

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2007)*

Diversified	63%
Office	13%
Hospitality	10%
Others, less than 10%	13%
Short term investments	1%

Total investments	100%

Real Estate	99%
Short term investments	1%

Total investments	100%

Portfolio holdings by country (as of December 31, 2007)*

Hong Kong	37%
Japan	30%
Australia	14%
Others, less than 10%	18%
Short term investments	1%

Total	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – December 31, 2007

Company	Shares	Value

Common Stocks – 115.7%
Australia – 17.0%
Apartments – 0.7%
Peet, Ltd.	76,110	$267,314
Diversified – 11.3%
Abacus Property Group	490,000	750,777
Charter Hall Group	400,000	874,538
GPT Group *	137,000	485,983
Trinity Group	550,000	1,110,733
Valad Property Group	728,725	825,416

		4,047,447
Office – 4.8%
Commonwealth Property Office Fund *	150,000	203,488
Cromwell Group	953,898	912,952
Macquarie Goodman Group	137,000	588,232

		1,704,672
Retail – 0.2%
Centro Properties Group	70,000	62,078
Total Australia (Cost $7,006,089)		6,081,511
Hong Kong – 44.7%
Diversified – 19.9%
Agile Property Holdings, Ltd.	440,000	802,421
China New Town Development Co. Ltd (a)	277,500	113,741
China Overseas Land & Investment Ltd	105,000	217,342
China Resources Land, Ltd.	336,000	742,894
Guangzhou R&F Properties Co., Ltd., Class H	135,200	482,027
Henderson Land Development Co., Ltd.	86,717	817,970
Hongkong Land Holdings, Ltd.	178,838	883,460
Hysan Development Co., Ltd.	180,000	514,787
Kerry Properties, Ltd.	45,500	367,623
New World China Land, Ltd.	590,000	534,960
Shenzhen Investment, Ltd.	657,692	470,660
Shun TAK Holdings, Ltd.	340,000	534,588
SPG Land Holdings Ltd (a)	360,000	322,723
The Wharf (Holdings) Ltd.	57,000	298,984

		7,104,180
See notes to financial statements and notes to portfolio of investments.

Hospitality – 11.9%
Regal Real Estate Investment Trust *	2,399,400	$661,593
Sun Hung Kai Properties, Ltd.	169,000	3,584,862

		4,246,455
Office – 3.9%
Champion Real Estate Investment Trust *	2,378,532	1,394,040
Retail – 9.0%
Hang Lung Properties, Ltd.	690,900	3,207,554
Total Hong Kong (Cost $11,394,422)		15,952,229
Japan – 37.2%
Apartments – 1.1%
Nippon Residential Investment Corp. *	85	383,476
Diversified – 28.9%
Aeon Mall Co., Ltd.	49,593	1,309,577
Mitsubishi Estate Co., Ltd.	194,000	4,680,034
Mitsui Fudosan Co., Ltd.	101,359	2,204,739
Shoei Co., Ltd.	39,000	528,192
Sumitomo Realty & Development Co., Ltd.	65,120	1,611,751

		10,334,293
Office – 7.2%
Japan Excellent, Inc. *	25	200,958
Nippon Building Fund, Inc. *	74	1,039,968
NTT Urban Development Corp.	816	1,322,078

		2,563,004
Total Japan (Cost $12,815,832)		13,280,773
Malaysia – 3.0%
Diversified – 3.0%
KLCC Property Holdings Berhad	515,000	545,056
SP Setia Berhad	349,500	526,311

		1,071,367
Total Malaysia (Cost $1,006,755)		1,071,367
See notes to financial statements and notes to portfolio of investments.

Philippines – 2.3%
Diversified – 2.3%
Filinvest Land, Inc.	5,800,000	$191,109
Megaworld Corp.	6,972,507	633,480

		824,589
Total Philippines (Cost $573,697)		824,589
Singapore – 11.5%
Diversified – 10.9%
Allco Commercial Real Estate Investment Trust *	750,000	466,324
Allgreen Properties, Ltd.	300,000	310,535
Ascendas India Trust *	254,000	225,864
Capitaland, Ltd.	360,000	1,568,099
CDL Hospitality Trusts *	453,836	740,918
Keppel Land, Ltd.	117,000	591,726

		3,903,466
Retail – 0.6%
CapitaRetail China Trust *	128,366	191,731
Total Singapore (Cost $4,210,557)		4,095,197
Total Common Stocks (Cost $37,007,352)		41,305,666
Warrants – 5.0%
India – 5.0%
Ansal Properties & Infrastructure, Ltd., Macquarie Bank, Ltd., expiring 1/17/12 (a)	44,000	474,320
Unitech, Ltd., Macquarie Bank, Ltd., expiring 6/24/08 (a)	106,000	1,315,460
Total India (Cost $1,046,871)		1,789,780
Total Warrants (Cost $1,046,871)		1,789,780
Rights – 0.0%
Hong Kong – 0.0%
The Wharf (Holdings) Ltd., expiring 1/08/08 (a) (Cost $0)	7,125	9,777
Short-Term Investments – 1.1%
Other Investment Companies – 1.1%
Dreyfus Cash Management, Institutional Shares, 4.85% (b) (Cost $383,872)	383,872	383,872
Total Investments – 121.8% (Cost $38,438,095)		43,489,095
Other assets less liabilities – (21.8)%		(7,779,169)
Net Assets – 100%		$35,709,926

Notes to Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
As of December 31, 2007, this security had not paid a distribution.
(b)
Rate reflects 7 day yield as of December 31, 2007.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments in securities, at value (cost $38,438,095)	$43,489,095
Cash	295
Foreign currency, at value (cost 5,325)	5,325
Dividends and interest receivable	144,598

Total assets	43,639,313

Liabilities
Distributions payable	7,809,750
Advisory fee payable	27,354
Accrued expenses and other liabilities	92,283

Total liabilities	7,929,387

Net assets	$35,709,926

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 1,755,000 shares issued and outstanding	$1,755
Additional paid-in capital	33,409,785
Distributions in excess of net investment income	(2,746,073)
Accumulated net realized loss on investments and foreign currency transactions	(8,153)
Net unrealized appreciation on investments and foreign currency transactions	5,052,612

Net assets	$35,709,926

Net asset value per share (based on 1,755,000 common shares outstanding)	$20.35

See notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends (Cash distributions received or due, net of foreign taxes withheld of $127,583)	$993,447
Interest	22,279

Total investment income	1,015,726

Expenses
Advisory	457,355
Audit and legal	119,304
Administrative	107,769
Custodian	82,123
Compliance and internal audit	30,040
Excise tax	28,052
Trustees' fees and expenses	22,355
Shareholder reporting	21,770
Other	57,547

Total expenses	926,315
Less: expense waived by the Advisor	(114,339)

Net expenses	811,976

Net investment income	203,750

Realized and unrealized gain (loss) on investment and foreign currency transactions
Net realized gain on investments (net of foreign capital gain taxes of $10,336)	6,448,736
Net realized loss on foreign currency transactions	(11,404)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(1,965,895)

Net increase in net assets resulting from operations	$4,675,187

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006

Increase in net assets resulting from operations
Net investment income	$203,750	$353,151
Net realized gain on investment and foreign currency transactions	6,437,332	647,831
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(1,965,895)	7,018,507

Net increase in net assets resulting from operations	4,675,187	8,019,489

Distributions to common shareholders from:
Net investment income	(6,911,460)	—
Net realized gain on investments	(3,565,890)	—
Capital shares transactions
Net proceeds from sale of common shares	—	33,392,600

Net increase from capital transactions	—	33,392,600

Total increase (decrease) in net assets	(5,802,163)	41,412,089
Net assets
Beginning of year	41,512,089	100,000

End of year (including undistributed (distributions in excess of) net investment income of $(2,746,073) and $857,421, respectively)	$35,709,926	$41,512,089

Common shares issued and repurchased
Shares outstanding, beginning of year	1,755,000	5,000
Shares issued	—	1,750,000

Shares outstanding, end of year	1,755,000	1,755,000

(a) Commencement of operations.
See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$23.65	$19.08	(c)

Income from Investment Operations
Net investment income (d)	.12	.21
Net realized and unrealized appreciation/(depreciation) on investments	2.55	4.40

Net increase in net asset value from operations	2.67	4.61
Less: Distributions to common shareholders from:
Net investment income	(3.94)	—
Net realized gain on investments	(2.03)	—
Common share offering costs charged to capital	—	(.04)

Net asset value, end of period	$20.35	$23.65

Market price, beginning of period	$23.41	$20.00

Market price, end of period	$16.95	$23.41

Total Return (e)
Total investment return based on:
Market price (f)	(2.99)%	17.05%
Net asset value (f)	11.80%	23.95%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (d)	0.45%	1.64	%(g)
Expenses, net of fee waivers	1.78%	2.25	%(g)
Expenses, before fee waivers	2.03%	2.50	%(g)
Portfolio Turnover Rate	68.69%	27.61%
Net assets attributable to common shares, end of period (000s)	$35,710	$41,512
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements

December 31, 2007

Note A

(1)  Organization

RMR Asia Pacific Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on February 14, 2006, and is registered under the Investment Company Act of 1940, as amended, of the 1940 Act, as a non-diversified closed-end management investment company. The Fund had no operations prior to May 25, 2006, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2006, the Fund sold 1,750,000 common shares in an initial public offering including 40,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $33,392,600 after deducting underwriting commission and $68,400 of offering expenses. There was no underwriting commission or offering expenses paid on shares sold to the affiliates of RMR Advisors.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

Some foreign markets close before the close of customary trading sessions on the American Stock Exchange or AMEX (normally 4:00 p.m. eastern time). Occasionally, events occur after the principal foreign exchange on which the foreign securities trade has closed but before the AMEX closes and the Fund determines net asset value, or NAV, that could affect the value of the securities the Fund owns or cause their prices to be unreliable. If these events are expected to materially affect the Fund's NAV, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of the AMEX, as determined in good faith under procedures established by the Fund's board of trustees.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

Some Asia Pacific governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2007, $127,583 of foreign taxes have been withheld from distributions to the Fund and has been recorded as a reduction of dividend income and $10,336 of foreign taxes have been withheld from the proceeds of sale of securities and recorded as a reduction of net realized gains on investments

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a registered investment company. On December 12, 2007, the Fund declared a special distribution of $4.45 per common share that was paid on January 31, 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the year ended December 31, 2007, is as follows:

Year Ended December 31, 2007
Ordinary income	$9,007,262
Net long term capital gains	1,470,088

$10,477,350

As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital and other losses	(1,626,006)
Net unrealized appreciation/(depreciation)	4,105,216

Under current tax law, certain capital or net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2007, the Fund elected to defer net passive foreign investment company losses of $1,626,006 arising between November 1, 2007 and December 31, 2007.

The differences between the financial reporting basis and tax basis of accumulated capital and other losses and unrealized appreciation/depreciation are due to mark to market and adjustments to the Fund's investments in passive foreign investment companies and wash sales of portfolio investments.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2007, are as follows:

Cost	$39,385,491

Gross unrealized appreciation	6,211,825
Gross unrealized depreciation	(2,108,221)

Net unrealized appreciation/(depreciation)	$4,103,604

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by Asia Pacific real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

(8)  Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(9)  Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(10) Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109", or FIN 48. FIN 48 was effective for the fiscal years beginning after December 15, 2006. The Securities and Exchange Commission delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. As required, the Fund has adopted FIN 48 effective June 29, 2007, and concluded that the effect is not material to its financial statements. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements", or SFAS 157, which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. Management has evaluated the application of the Statement to the Fund and believes the impact will be limited to expanded financial statement disclosures.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily net assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily net assets from May 25, 2006 until May 25, 2011. The Fund incurred net advisory fees of $343,016 during the year ended December 31, 2007. The amount of fees waived by the Advisor was $114,339 for the year ended December 31, 2007.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, will pay the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily net assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2011, the fee payable will be equal to 0.25% of the Fund's average daily net assets.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $107,769 of subadministrative fees charged by State Street for the year ended December 31, 2007.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $22,355 of trustee fees and expenses during the year ended December 31, 2007.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $30,040 of compliance and internal audit expense during the year ended December 31, 2007. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $22,261 of insurance expense during the year ended December 31, 2007.

Note C

Securities Transactions

During the year ended December 31, 2007, there were purchases and sales transactions (excluding short term securities) of $31,329,360 and $34,005,674 respectively. Brokerage commissions on securities transactions amounted to $139,872 during the year ended December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Asia Pacific Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of RMR Asia Pacific Real Estate Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Asia Pacific Real Estate Fund at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

RMR Asia Real Estate Fund
December 31, 2007

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the period from May 25, 2007, the date we commenced operations, through December 31, 2007, and our financial position as of December 31, 2007.

Although the Fund has been in operation for only a short time, we have taken the steps to build what we believe will be a sound long term investment portfolio.

Relevant Market Conditions

Real Estate Industry Fundamentals.    In 2008, we expect commercial real estate fundamentals in the Asian region to remain healthy due to strong leasing demand. Office market vacancy rates are expected to remain low in Hong Kong, Singapore and Tokyo. Strong national income growth in all countries, except for Japan, should lead to growing retail sales and rising rents for retail property. The industrial real estate sector is expected to do well because logistics networks are developing in emerging countries. Residential real estate prices are expected to increase because of rising incomes and the urbanization process underway in China and India.

Economic growth in the coming year is expected to remain strong throughout Asia. The International Monetary Fund expects 8.6% GDP growth for developing Asia and 1.5% for Japan. Real estate companies in the region are generally conservatively financed. However, credit tightening by lenders across the globe may slow the rate of growth for some real estate companies in the region in 2008.

Real Estate Industry Technicals.    We expect continued strong demand for real estate investments in the Asia region in the coming year. High personal savings rates and attractive real estate yields are expected to lead to increasing stock values for real estate companies in the region, especially real estate companies that pay a regular dividend, such as real estate investment trusts, or REITs. Property yields in the region typically are 2-3% higher than long term government bond yields. The number of REITs in the region continues to grow, and several countries are considering initiating REIT legislation, including the Philippines, India and China.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

Although the Fund's primary investment objective is capital appreciation (rather than pay high income) and the Fund has operated for less than one year, it made a one time distribution of $0.35 per share to shareholders in December 2007. This distribution represents an annualized return on investment of about 3% based on the Fund's IPO price of $20.00 per share in May 2007.

During the period from May 25, 2007 through December 31, 2007, our total return on net asset value, or NAV, was negative 3.24%. During that same period, the total return for the EPRA NAREIT Asia Index (an unmanaged index of Asia Pacific real estate common stocks) was negative 1.3%. We believe this index is relevant to us because all our investments as of December 31, 2007, excluding short term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the same period was negative 3.30%.

Thank you for your continued support. For more information, please view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 20, 2008

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2007)*

Diversified	69%
Hospitality	11%
Other, less than 10%	19%
Short term investments	1%

Total investments	100%

Real Estate	99%
Short term investments	1%

Total investments	100%

Portfolio holdings by country (as of December 31, 2007)*

Hong Kong	45%
Japan	34%
Singapore	11%
Other, less than 10%	9%
Short term investments	1%

Total	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Asia Real Estate Fund
Portfolio of Investments – December 31, 2007

Company	Shares	Value

Common Stocks – 97.3%
Hong Kong – 46.2%
Diversified – 27.6%
Agile Property Holdings, Ltd.	935,000	$1,705,145
China New Town Development Co. Ltd (a)	550,000	225,433
China Overseas Land & Investment Ltd	160,000	331,187
China Resources Land, Ltd.	1,015,000	2,244,158
Great Eagle Holdings, Ltd.	200,000	747,685
Guangzhou R&F Properties Co., Ltd., Class H	280,000	998,282
Henderson Land Development Co., Ltd.	333,000	3,141,066
Hongkong Land Holdings, Ltd.	985,000	4,865,900
Hysan Development Co., Ltd.	1,122,000	3,208,839
Kerry Properties, Ltd.	90,000	727,166
New World China Land, Ltd.	1,092,000	990,130
Shenzhen Investment, Ltd.	2,000,000	1,431,246
Shimao Property Holdings, Ltd.	330,000	841,358
Shun TAK Holdings, Ltd.	585,000	919,807
SPG Land Holdings Ltd (a)	800,000	717,162
The Wharf (Holdings) Ltd.	120,000	629,441

		23,724,005
Hospitality – 11.5%
Regal Real Estate Investment Trust *	2,500,000	689,333
Sun Hung Kai Properties, Ltd.	433,000	9,184,882

		9,874,215
Office – 0.3%
Champion Real Estate Investment Trust *	490,000	287,185
Retail – 6.8%
Hang Lung Properties, Ltd.	1,174,000	5,450,381
The Link REIT *	190,000	412,291

		5,862,672
Total Hong Kong (Cost $32,345,857)		39,748,077
Japan – 34.3%
Apartments – 1.6%
New City Residence Investment Corp. *	110	451,954
Nippon Residential Investment Corp. *	210	947,411

		1,399,365
See notes to financial statements and notes to portfolio of investments.

Diversified – 26.5%
Aeon Mall Co., Ltd.	61,000	$1,610,795
Mitsubishi Estate Co., Ltd.	506,000	12,206,687
Mitsui Fudosan Co., Ltd.	220,000	4,785,391
Shoei Co., Ltd.	76,960	1,042,300
Sumitomo Realty & Development Co., Ltd.	125,000	3,093,810

		22,738,983
Office – 6.2%
Japan Excellent, Inc. *	50	401,916
Japan Real Estate Investment Corp. *	35	438,616
Nippon Building Fund, Inc. *	210	2,951,260
NTT Urban Development Corp.	950	1,539,184

		5,330,976
Total Japan (Cost $39,293,371)		29,469,324
Malaysia – 3.3%
Diversified – 3.3%
KLCC Property Holdings Berhad	1,349,000	1,427,729
SP Setia Berhad	924,000	1,391,448

		2,819,177
Total Malaysia (Cost $3,139,244)		2,819,177
Philippines – 2.7%
Diversified – 2.7%
Filinvest Land, Inc.	20,500,000	675,469
Megaworld Corp.	17,963,000	1,632,011

		2,307,480
Total Philippines (Cost $2,518,367)		2,307,480
Singapore – 10.8%
Diversified – 10.8%
Allgreen Properties, Ltd.	1,965,000	2,034,006
Ascendas India Trust	464,000	412,602
Capitaland, Ltd.	360,000	1,568,099
CDL Hospitality Trusts *	1,319,000	2,153,357
City Developments, Ltd.	158,000	1,558,651
Keppel Land, Ltd.	220,000	1,112,647
Singapore Land, Ltd.	87,000	483,518

		9,322,880
Total Singapore (Cost $10,251,230)		9,322,880
See notes to financial statements and notes to portfolio of investments.

Total Common Stocks (Cost $87,548,069)		$83,666,938
Warrants – 3.8%
India – 3.8%
Ansal Properties & Infrastructure, Ltd., Macquarie Bank, Ltd., expiring 1/17/12 (a)	93,000	1,002,540
Unitech, Ltd., Macquarie Bank, Ltd., expiring 6/24/08 (a)	180,000	2,233,800
Total India (Cost $1,821,137)		3,236,340
Total Warrants (Cost $1,821,137)		3,236,340
Rights – 0.0%
Hong Kong – 0.0%
The Wharf (Holdings) Ltd., expiring 1/08/08 (a) (Cost $0)	15,000	20,584
Short-Term Investments – 0.9%
Other Investment Companies – 0.9%
Dreyfus Cash Management, Institutional Shares, 4.85% (b) (Cost $794,217)	794,217	794,217
Total Investments – 102.0% (Cost $90,163,423)		87,718,079
Other assets less liabilities – (2.0)%		(1,706,630)
Net Assets – 100%		$86,011,449

Notes to Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
As of December 31, 2007, this security had not paid a distribution.
(b)
Rate reflects 7 day yield as of December 31, 2007.

See notes to financial statements.

RMR Asia Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments in securities, at value (cost $90,163,423)	$87,718,079
Cash	675
Foreign currency, at value (cost $14,079)	14,079
Dividends and interest receivable	109,343

Total assets	87,842,176

Liabilities
Distributions payable	1,664,250
Advisory fee payable	56,061
Accrued expenses and other liabilities	110,416

Total liabilities	1,830,727

Net assets	$86,011,449

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 4,755,000 shares issued and outstanding	$4,755
Additional paid-in capital	90,630,245
Distributions in excess of net investment income	(1,347,247)
Accumulated net realized loss on investment and foreign currency transactions	(831,685)
Net unrealized depreciation on investments and foreign currency transactions	(2,444,619)

Net assets	$86,011,449

Net asset value per share (based on 4,755,000 common shares outstanding)	$18.09

See notes to financial statements.

Statement of Operations

For the Period May 25, 2007(a) to December 31, 2007

Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld of $42,380)	$769,997
Interest	122,310

Total investment income	892,307

Expenses
Advisory	516,710
Audit and legal	82,740
Custodian	81,903
Administrative	63,793
Shareholder reporting	32,235
Compliance and internal audit	17,781
Trustees' fees and expenses	16,129
Other	43,637

Total expenses	854,928
Less: expense waived by the Advisor	(129,177)

Net expenses	725,751

Net investment income	166,556

Realized and unrealized gain (loss) on investment and foreign currency transactions
Net realized loss on investments	(705,999)
Net realized gain on foreign currency transactions	24,761
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(2,444,619)

Net decrease in net assets resulting from operations	$(2,959,301)

(a)
Commencement of operations.

See notes to financial statements.

Statement of Changes in Net Assets

For the Period May 25, 2007(a) to December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$166,556
Net realized loss on investment and foreign currency transactions	(681,238)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(2,444,619)

Net decrease in net assets resulting from operations	(2,959,301)

Distributions to common shareholders from:
Net investment income	(1,664,250)
Capital shares transactions
Net proceeds from sale of common shares	90,535,000

Net increase from capital transactions	90,535,000

Total increase in net assets	85,911,449
Net assets
Beginning of year	100,000

End of year (including distributions in excess of net investment income of $(1,347,247)	$86,011,449

Common shares issued and repurchased
Shares outstanding, beginning of year	5,000
Shares issued	4,750,000

Shares outstanding, end of year	4,755,000

(a) Commencement of operations.
See notes to financial statements.

RMR Asia Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

For the Period May 25, 2007(a) to December 31, 2007

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$19.06 (c)

Income from Investment Operations
Net investment income (d)	.04
Net realized and unrealized appreciation/(depreciation) on investments	(.62)

Net decrease in net asset value from operations	(.58)
Less: Distributions to common shareholders from:
Net investment income	(.35)
Common share offering costs charged to capital	(.04)

Net asset value, end of period	$18.09

Market price, beginning of period	$20.00

Market price, end of period	$15.07

Total Return (e)
Total investment return based on:
Market price (f)	(22.91)%
Net asset value (f)	(3.24)%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of: (g)
Net investment income (d)	0.32%
Expenses, net of fee waivers	1.40%
Expenses, before fee waivers	1.65%
Portfolio Turnover Rate	16.99%
Net assets attributable to common shares, end of period (000s)	$86,011
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2007, reflects the deduction of the average sales load and offering costs of $0.94 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load of $0.90 per share on 4,750,000 common shares sold to the public.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Annualized.

See notes to financial statements.

RMR Asia Real Estate Fund
Notes to Financial Statements

December 31, 2007

Note A

(1)  Organization

RMR Asia Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 18, 2007, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed-end management investment company. The Fund had no operations prior to May 25, 2007, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2007, the Fund sold 4,750,000 common shares in an initial public offering. Proceeds to the Fund were $90,535,000 after deducting underwriting commissions and $190,000 of offering expenses.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

Some foreign markets close before the close of customary trading sessions on the American Stock Exchange or AMEX (normally 4:00 p.m. eastern time). Occasionally, events occur after the principal foreign exchange on which the foreign securities trade has closed but before the AMEX closes and the Fund determines net asset value, or NAV, that could affect the value of the securities the Fund owns or cause their prices to be unreliable. If these events are expected to materially affect the Fund's NAV, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of the AMEX, as determined in good faith under procedures established by the Fund's board of trustees.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

Some Asian governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the period ended December 31, 2007, $42,380 of foreign taxes has been withheld from distributions to the Fund and has been recorded as a reduction of dividend income.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a registered investment company. On December 12, 2007, the Fund declared a special distribution of $0.35 per common share that was paid on January 31, 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the period ended December 31, 2007 was as follows:

Period ended December 31, 2007
Ordinary income	$1,664,250

As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital and other losses	(1,705,277)
Net unrealized depreciation	(2,864,049)

The differences between the financial reporting basis and tax basis of undistributed ordinary income and unrealized depreciation is due to the mark to market and adjustments to the Fund's investments in passive foreign investment companies.

As of December 31, 2007, the Fund had a net capital loss carry forward for federal income tax purposes of $831,685 all of which expires in the year 2015.

Under current tax law, certain capital net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2007, the Fund elected to defer net passive foreign investment company losses of $873,592 arising between November 1, 2007 and December 31, 2007.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2007, are as follows:

Cost	$90,582,853

Gross unrealized appreciation	$9,490,802
Gross unrealized depreciation	(12,355,576)

Net unrealized appreciation/(depreciation)	$(2,864,774)

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by Asian real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asian region due to economic, legal, regulatory, technological or other developments affecting the Asian real estate industry and securities market.

(8)  Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(9)  Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(10) Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109", or FIN 48. FIN 48 was effective for the fiscal years beginning after December 15, 2006. The Securities and Exchange Commission delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. As required, the Fund has adopted FIN 48 effective June 29, 2007, and concluded that the effect is not material to its financial statements.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements", or SFAS 157, which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. Management has evaluated the application of the Statement to the Fund, and believes the impact will be limited to expanded financial statement disclosures.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily net assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily net assets until May 25, 2012. The Fund incurred net advisory fees of $387,533 during the period ended December 31, 2007. The amount of fees waived by the Advisor was $129,177 for the year ended December 31, 2007.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, will pay the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily net assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2012, the fee payable will be equal to 0.25% of the Fund's average daily net assets.

RMR Advisors, and not the Fund, paid, from its own assets, (i) an incentive fee to RBC Capital Markets Corporation, or RBC, for acting as bookrunning manager in connection with the offering in an amount equal to $234,081 and (ii) an additional fee to Wachovia Capital Markets, LLC, or Wachovia, for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's common shares in an amount equal to $379,400. These fees were paid to RBC and Wachovia at the same time as the delivery of the common shares to the underwriters in the Fund's initial public offering.

RMR Advisors, and not the Fund, paid, from its own assets, Foreside Fund Services, LLC, or Foreside, a fee for its distribution assistance in an amount equal to $344,081. Foreside provided distribution assistance by rendering wholesale marketing and marketing consulting services to RMR Advisors and the underwriters in connection with the Fund's initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $63,793 of subadministrative fees charged by State Street for the period ended December 31, 2007.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $16,129 of trustee fees and expenses during the period ended December 31, 2007.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $17,781 of compliance and internal audit expense during the period ended December 31, 2007. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $12,320 of insurance expense during the period ended December 31, 2007.

Note C

Securities Transactions

During the period ended December 31, 2007, there were purchases and sales transactions (excluding short term securities) of $104,899,878 and $14,824,674 respectively. Brokerage commissions on securities transactions amounted to $117,849 during the period ended December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RMR Asia Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of RMR Asia Real Estate Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statements of operations, changes in net assets and the financial highlights for the period from May 25, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Asia Real Estate Fund at December 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the period from May 25, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

RMR Dividend Capture Fund
December 31, 2007

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the period from December 18, 2007, the date we commenced operations, through December 31, 2007, and our financial position as of December 31, 2007.

We welcome our new investors to the RMR Dividend Capture Fund. We are delighted to have you as shareholders. We are also very excited about this new Fund. We believe now is a good time to take advantage of the dislocation in the marketplace to buy real estate investment trusts, or REITs, and closed end funds at very attractive prices.

REITs are currently trading close to a 20% discount to estimated net asset value, or NAV, compared to historically trading at a 4% premium to estimated NAV. Closed end funds are also trading at deep discounts to NAV (in the range of 6-8%) compared to historically trading at a 3% discount. The Fund's focus will be to take advantage of these low valuations to deliver an attractive dividend yield and to realize the opportunity for capital appreciation as REITs and closed end funds eventually return to historical average trading levels.

We successfully launched the RMR Dividend Capture Fund on December 18, 2007 and by year-end we had 50% of the money raised in the IPO invested. The rest of the proceeds were invested in early January 2008.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay to our common shareholders a high current dividend income by investing in REITs and closed end funds. Our secondary objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the period December 18, 2007, through December 31, 2007, our total return on NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 2.2%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was 1.8%. We believe this index is relevant to us because our investments, excluding short term investments, as of December 31, 2007, included 69% REIT common stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2007 was 1.0%.

Recent Developments

As I am writing this letter, turmoil in the credit markets is becoming a concern for our Fund. Our business plan anticipates using leverage by using auction rate preferred securities to generate increased dividends for our common shareholders. At present, auction rate preferred securities are currently experiencing a liquidity crisis. We have issued $10 million of auction rate preferred securities which we believe are well protected by asset coverage. However, the spill over impact from auction rate securities issued by others may make it more expensive for us to remarket our auction rate securities or cause us to substitute our preferred share with a less attractive form of leverage. If we are required to pay increased dividends or use less desirable leverage, the level of dividends which we previously anticipated paying common shareholders may decline.

Thank you for your continued support. For more information, please view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
February 20, 2008

Portfolio holdings by sub-sector as a percentage of investments (as of December 31, 2007)*

Investment companies	24%
Hospitality real estate	19%
Office real estate	13%
Others, less than 10% each	21%
Short term investments	23%

Total investments	100%

REITs	53%
Investment companies	24%
Short term investments	23%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Dividend Capture Fund
Portfolio of Investments – December 31, 2007

Company	Shares	Value

Common Stocks – 60.0%
Real Estate Investment Trusts – 60.0%
Apartments – 2.5%
Apartment Investment & Management Co.	16,600	$576,518
Diversified – 8.1%
CapLease, Inc.	123,725	1,041,764
Lexington Corporate Properties Trust	10,883	158,239
Liberty Property Trust	24,600	708,726

		1,908,729
Hospitality – 22.0%
Ashford Hospitality Trust, Inc.	128,430	923,412
Entertainment Properties Trust	15,200	714,400
FelCor Lodging Trust, Inc.	45,945	716,282
Hersha Hospitality Trust	75,370	716,015
Host Hotels & Resorts, Inc.	41,500	707,160
LaSalle Hotel Properties	20,500	653,950
Sunstone Hotel Investors, Inc.	39,640	725,016

		5,156,235
Industrial – 7.3%
DCT Industrial Trust, Inc.	80,080	745,545
First Industrial Realty Trust, Inc.	27,730	959,458

		1,705,003
Office – 15.0%
American Financial Realty Trust	102,900	825,258
Boston Properties, Inc.	11,312	1,038,554
Brandywine Realty Trust	41,430	742,840
Mack-Cali Realty Corp.	26,375	896,750

		3,503,402
Retail – 3.1%
CBL & Associates Properties, Inc.	30,481	728,801
Storage – 2.0%
U-Store-It Trust	51,800	474,488
Total Real Estate Investment Trusts (Cost $14,774,408)		14,053,176
Total Common Stocks (Cost $14,774,408)		14,053,176

See notes to financial statements.

Company	Shares	Value

Other Investment Companies – 27.1%
Blackrock Enhanced Dividend Achievers Trust	25,700	$291,695
Blackrock Preferred and Equity Advantage Trust	15,800	270,496
Cohen & Steers Advantage Income Realty Fund, Inc.	33,000	483,450
Cohen & Steers Premium Income Realty Fund, Inc.	47,376	696,901
Cohen & Steers REIT and Preferred Income Fund, Inc.	39,000	737,100
DWS Dreman Value Income Edge Fund, Inc.	54,700	754,313
DWS RREEF Real Estate Fund II, Inc.	60,100	775,290
Eaton Vance Enhanced Equity Income Fund	21,950	398,832
ING Global Equity Dividend & Premium Opportunity Fund	4,800	79,392
LMP Real Estate Income Fund, Inc.	23,349	339,027
Nicholas-Applegate Convertible & Income Fund II	33,300	409,257
Nuveen Real Estate Income Fund	14,500	231,565
Pioneer Floating Rate Trust	31,100	492,313
The Zweig Total Return Fund, Inc.	84,877	384,493
Total Other Investment Companies (Cost $6,480,937)		6,344,124
Short-Term Investments – 26.4%
Other Investment Companies – 26.4%
Dreyfus Cash Management, Institutional Shares, 4.85% (a) (Cost $6,199,000)	6,199,000	6,199,000
Total Investments – 113.5% (Cost $27,454,345)		26,596,300
Other assets less liabilities – (13.5)%		(3,154,052)
Net Assets – 100%		$23,442,248
Notes to Portfolio of Investments
(a) Rate reflects 7 day yield as of December 31, 2007.

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments in securities, at value (cost $27,454,345)	$26,596,300
Cash	1,301,667
Dividends and interest receivable	424,252
Receivable for securities sold	740

Total assets	28,322,959

Liabilities
Payable for investment securities purchased	4,752,542
Advisory fee payable	7,853
Accrued expenses and other liabilities	120,316

Total liabilities	4,880,711

Net assets	$23,442,248

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 1,255,000 shares issued and outstanding	$1,255
Additional paid-in capital	23,960,745
Undistributed net investment income	251,148
Accumulated net realized gain on investment transactions	87,145
Net unrealized depreciation on investments	(858,045)

Net assets	$23,442,248

Net asset value per share (based on 1,255,000 common shares outstanding)	$18.68

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements – continued

Statement of Operations

For the Period December 18, 2007(a) to December 31, 2007

Investment Income
Dividends (Cash distributions, net of capital gain ($87,143) and return of capital ($15,792) distributions, received or due)	$293,389
Interest	27,928

Total investment income	321,317

Expenses
Audit and legal	41,400
Excise Tax	10,000
Advisory	7,853
Administrative	7,500
Shareholder reporting	5,000
Custodian	3,667
Trustees' fees and expenses	1,750
Other	2,999

Total expenses	80,169

Net investment income	241,148

Realized and unrealized gain (loss) on investments
Net realized gain on investments	87,145
Net change in unrealized appreciation/(depreciation) on investments	(858,045)

Net realized and unrealized loss on investments	(770,900)

Net decrease in net assets resulting from operations	$(529,752)

(a) Commencement of operations.

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements – continued

Statement of Changes in Net Assets

For the Period December 18, 2007(a) to December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$241,148
Net realized gain on investments	87,145
Net change in unrealized appreciation/(depreciation) on investments	(858,045)

Net decrease in net assets resulting from operations	(529,752)

Capital shares transactions
Net proceeds from sale of common shares	23,872,000

Net increase from capital transactions	23,872,000

Total increase in net assets	23,342,248
Net assets
Beginning of period	100,000

End of period (including undistributed net investment income of $251,148)	$23,442,248

Common shares
Shares outstanding, beginning of period	5,000
Shares issued	1,250,000

Shares outstanding, end of period	1,255,000

(a) Commencement of operations.
See notes to financial statements.

RMR Dividend Capture Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

For the Period December 18, 2007(a) to December 31, 2007

Per Common Share Operating Performance
Net asset value, beginning of period	19.14 (b)

Income from Investment Operations
Net investment income (c)	.19
Net realized and unrealized appreciation/(depreciation) on investments	(.61)

Net decrease in net asset value from operations	(.42)
Common share offering costs charged to capital	(.04)

Net asset value, end of period	$18.68

Market price, beginning of period	$20.00

Market price, end of period	$20.00

Total Return (d)
Total investment return based on:
Market price (e)	0.00%
Net asset value (e)	(2.20)%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares (f) of:
Net investment income	30.71%
Expenses	10.21%
Portfolio Turnover Rate	0.00%
Net assets attributable to common shares, end of period (000s)	$23,442
(a)
Commencement of operations.
(b)
Net asset value at December 12, 2007, reflects the deduction of the average sales load an offering costs of $0.90 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load of $0.94 per share on 1,200,000 shares sold to the public and no sales load or offering costs on 50,000 common shares sold to affiliates of the RMR Advisors for $20.00 per share.
(c)
As discussed in Note A (6) to the financial statements, these amounts are subject to change to the extent 2007 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(d)
Total returns for periods of less than one year are not annualized.
(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results
(f)
Annualized.

See notes to financial statements.

RMR Dividend Capture Fund
Notes to Financial Statements

December 31, 2007

Note A

(1)  Organization

RMR Dividend Capture Fund, or the Fund, was organized as a Massachusetts business trust on June 14, 2007, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations prior to December 18, 2007, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On December 18, 2007, the Fund sold 1,250,000 common shares in an initial public offering including 50,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $23,872,000 after deducting underwriting commissions and $48,000 of offering expenses. There was no underwriting commission or offering expenses paid on shares sold to the affiliates of RMR Advisors.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on identified cost basis.

(5)  Federal Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. The Fund intends to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders will be declared pursuant to this policy. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

Period Ended December 31, 2007
Ordinary income	$239,389
Capital gain income	87,143
Return of capital	15,792

Total distributions received	$342,324

As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$251,150
Undistributed net long-term capital gains	87,143
Net unrealized appreciation/(depreciation)	(858,045)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2007, are as follows:

Cost	$27,454,345

Gross unrealized appreciation	$24,405
Gross unrealized depreciation	(882,450)

Net unrealized depreciation	$(858,045)

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109", or FIN 48. FIN 48 was effective for the fiscal years beginning after December 15, 2006. The Securities and Exchange Commission delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. As required, the Fund has adopted FIN 48 effective June 29, 2007, and concluded that the effect is not material to its financial statements.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements", or SFAS 157, which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. Management has evaluated the application of the Statement to the Fund, and believes the impact will be limited to expanded financial statement disclosures.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors, and not the Fund, paid, from its own assets, an incentive fee to RBC Capital Markets Corporation, or RBC, for acting as bookrunning manager in connection with the offering in an amount equal to $240,000. This fee was paid to RBC at the same time as the delivery of the common shares to the underwriters in the Fund's initial public offering.

RMR Advisors, and not the Fund, paid, from its own assets, Foreside Fund Services, LLC, or Foreside, a fee for its distribution assistance in an amount equal to $176,000. Foreside provided distribution assistance by rendering wholesale marketing and marketing consulting services to RMR Advisors and the underwriters in connection with the Fund's initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $7,500 of subadministrative fees charged by State Street for the period ended December 31, 2007.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $1,750 of trustee fees and expenses during the period ended December 31, 2007.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $0 of compliance and internal audit expense during the period ended December 31, 2007. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $500 of insurance expense during the period ended December 31, 2007.

Note C

Securities Transactions

During the period ended December 31, 2007, there were purchases and sales transactions (excluding short term securities) of $21,271,875 and $740, respectively. Brokerage commissions on securities transactions amounted to $42,129 during the period ended December 31, 2007.

Note D

Subsequent Event (Preferred Shares)

The Fund issued 400 Series F preferred shares with liquidation preference of $25,000 per share on February 6, 2008. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The initial preferred share distribution rate was set at 4.00% per annum and payable on February 19, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Dividend Capture Fund:

We have audited the accompanying statement of assets and liabilities of RMR Dividend Capture Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statements of operations, changes in net assets and the financial highlights for the period from December 18, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Dividend Capture Fund at December 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the period from December 18, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund
December 31, 2007 (unaudited)

For the purposes of the following, RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR), RMR Asia Pacific Real Estate Fund (RAP) and RMR Dividend Capture Fund (RCR) are each referred to as a "Trust" or collectively as the "Trusts".

Consideration of the Investment Advisory Agreements for RMR, RHR, RFR, RDR and RAP

RMR Advisors serves as the investment advisor to each of RMR, RHR, RFR, RDR and RAP and MacarthurCook Investment Managers Limited ("MacarthurCook") serves as the sub-advisor to RAP. On October 11, 2007, the boards of trustees (each a "board and collectively the "boards") of each Trust renewed these investment advisory agreements and investment sub-advisory agreement for a period of one year to expire on December 12, 2008.

Investment Advisory Agreements.    In making their determination to renew each investment advisory agreement, each board, including the disinterested trustees, considered all of the factors described below.

Each board considered the benefits of retaining RMR Advisors as investment advisor. Each board's considerations included, among others: the nature, scope and quality of services that RMR Advisors has provided and is expected to provide; the advisory and other fees to be paid; the fact that RMR Advisors has agreed to waive a portion of its fees during the first five years of each of the Trust's existence in order to reduce the Trust's operating expenses; the quality and depth of personnel of RMR Advisors' organization; the capacity and future commitment of RMR Advisors to perform its duties; the financial condition and profitability of RMR Advisors; the experience and expertise of RMR Advisors as an investment advisor; the performance of each Trust as compared to similar funds; the level of fees paid to RMR Advisors as compared to similar funds; the potential for economies of scale; and any indirect benefits derived by RMR Advisors from its relationship with the Trusts.

Each board considered the level and depth of knowledge of RMR Advisors. In evaluating the quality of services provided by RMR Advisors, each board took into account its familiarity with RMR Advisors' management through board meetings, conversations and reports. Each board also took into account RMR Advisors' compliance policies and procedures. RMR Advisors' role in coordinating and supervising the other service providers for the Trusts was also considered. The board also discussed RMR Advisors' effectiveness in monitoring the performance of MacarthurCook with respect to RAP.

Each board compared the advisory fees and the total expense ratio of each Trust with various comparative fund data. In addition to considering each Trust's recent performance, each board noted it reviews on a quarterly basis, information about each Trust's performance result, portfolio composition and investment strategies.

Each board considered the potential economies of scale that may be realized by the Trusts if the assets of the fund complex grow, noting that shareholders potentially might benefit from lower operating expenses as a result of certain of the Trusts' fixed expenses being spread over an increasing amount of assets.

In considering the profitability of RMR Advisors, the board noted that RMR Advisors has waived a portion of its advisory fee since each Trust's inception in order to reduce such Trust's operating expenses. The board considered, among other data, the profitability of RMR Advisors' relationship with each Trust in terms of the total amount of annual advisory fees it received with respect to the Trust and whether RMR Advisors had the financial wherewithal to continue to provide a high level of services to the Trusts.

In considering the renewal of the investment advisory agreement, each board, including the disinterested trustees, did not identify any single factor as controlling. Based on each board's evaluation of all the factors that it deemed to be relevant, each board, including the disinterested trustees of each board, concluded that: RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the investment advisory agreement for each Trust; RMR Advisors maintains an appropriate compliance program; performance of each Trust is reasonable in relation to the performance of funds with similar investment objectives; and the advisory fee rate for each Trust is fair and reasonable given the scope and quality of the services to be provided by RMR Advisors.

Investment Sub-Advisory Agreement.    In making its determination to approve the RAP investment sub-advisory agreement, the board, including the disinterested trustees, considered all of the factors described below.

The board considered the benefits to RAP shareholders of retaining MacarthurCook as investment sub-advisor. The board's considerations included, among others: the nature, scope and quality of services that MacarthurCook has provided and is expected to provide; the sub-advisory fees to be paid by RMR Advisors to MacarthurCook; the fact that MacarthurCook has agreed to waive a portion of its fee during the first five years of RAP's existence; the quality and depth of personnel of MacarthurCook's organization; the capacity and future commitment of MacarthurCook to perform its duties; and the experience and expertise of MacarthurCook as an investment sub-advisor.

The board considered the level and depth of knowledge of MacarthurCook, noting that MacarthurCook specialized in the area of real estate investment management. In evaluating the quality of services provided by MacarthurCook, the board took into account its familiarity with MacarthurCook's management through board meetings, conversations and reports. The board also took into account MacarthurCook's compliance policies and procedures.

The board compared the advisory expense which includes the sub-advisory fees and the total expense ratio of RAP with various comparative fund data. In addition to considering RAP's recent performance, the RAP board noted it receives on a quarterly basis, information about RAP's performance result, portfolio composition and investment strategies.

The board noted that sub-advisory fees under the investment sub-advisory agreement were paid by RMR Advisers and not by RAP and were the product of arm's-length negotiations between RMR Advisors and MacarthurCook. For these reasons, the profitability to MacarthurCook from its relationship with RAP was not a material factor in the board's deliberations. For similar reasons, the board did not consider the potential economies of scale in MacarthurCook's management of RAP to be a material factor in its consideration.

In considering the renewal of the investment sub-advisory agreement, the RAP board, including the disinterested trustees, did not identify any single factor as controlling. Based on the board's evaluation of all the factors that it deemed to be relevant, the board, including the disinterested trustees of the board, concluded that: MacarthurCook has demonstrated that it possesses the capability and resources to perform the duties required of it under the investment sub-advisory agreement; MacarthurCook maintains an appropriate compliance program; performance of RAP is reasonable in comparison to the performance of funds with similar investment objectives; and the sub-advisory fee rate is fair and reasonable given the scope and quality of the services to be rendered by MacarthurCook.

Consideration of the Investment Advisory Agreement for RCR

RMR Advisors serves as the investment advisor to RCR. On July 12, 2007, the RCR board of trustees (the "board") entered into an investment advisory agreement for a period of two years to expire on July 11, 2009.

Investment Advisory Agreement.    In making its determination to approve the RCR investment advisory agreement, the board, including the disinterested trustees, considered all of the factors described below.

The board's considerations included, among others: the nature, scope and quality of services that RMR Advisors was expected to provide to RCR; the advisory and other fees to be paid; the quality and depth of personnel of RMR Advisors' organization; the capacity and future commitment of RMR Advisors to perform its duties; the financial condition and anticipated profitability of RMR Advisors; the experience and expertise of RMR Advisors as an investment advisor; the level of fees to be paid to RMR Advisors as compared to similar funds; the potential for economies of scale; and any indirect benefits expected to be derived by RMR Advisors' relationship with RCR.

The board considered the level and depth of knowledge of RMR Advisors. In evaluating the quality of services to be provided by RMR Advisors, the board took into account its familiarity with RMR Advisors' management through board meetings, conversations and reports of other funds managed by RMR Advisors. The board also considered the historical performance of the other funds managed by RMR Advisors. The board also took into account RMR Advisors' compliance policies and procedures.

The board compared the proposed advisory fees and the estimated total expense ratio of RCR with various comparative fund data. The board considered RCR's investment objective. The board also considered the RCR's model portfolio composition and investment strategy. RMR Advisors' role in coordinating and supervising the service providers for other funds was also considered.

The board considered the potential economies of scale that may be realized if the assets of the fund complex grow, noting that shareholders potentially might benefit from lower operating expenses as a result of certain of the Fund complex's expenses being spread over an increasing amount of assets.

The board reviewed the anticipated profitability of RMR Advisors' relationship with RCR in terms of the total amount of advisory fees it would receive with respect to RCR and whether RMR Advisors had the financial wherewithal to provide a high level of services to RCR.

In considering the approval of the investment advisory agreement, the board, including the disinterested trustees, did not identify any single factor as controlling. Based on the board's evaluation of all the factors that it deemed to be relevant, the board, including the disinterested trustees of the board, concluded that: RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the investment advisory agreement for the Fund; RMR Advisors maintains an appropriate compliance program; and the proposed advisory fee rate is fair and reasonable given the scope and quality of the services to be rendered by RMR Advisors.

Privacy Notice

Each Fund advised by RMR Advisors, Inc. recognizes and respects the privacy concerns of its shareholders. The Funds do not sell your name or other information about you to anyone. The Funds collect nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Funds collect this information from the following sources:

•
Information we receive from you on applications or other forms;

•
Information about your transactions with us and our service providers, or others; and

•
Information we receive from consumer reporting agencies (including credit bureaus).

What the Funds disclose and to whom the Funds disclose information.

The Funds only disclose nonpublic personal information the Funds collect about shareholders as permitted by law. For example, the Funds may disclose nonpublic personal information about shareholders to nonaffiliated third parties such as:

•
To government entities, in response to subpoenas or to comply with laws or regulations.

•
When you, the shareholder, direct the Funds to do so or consent to the disclosure.

•
To companies that perform necessary services for the Funds, such as data processing companies that the Funds use to process your transactions or maintain your account.

•
To protect against fraud, or to collect unpaid debts.

•
In connection with disputes or litigation between the Funds and the concerned shareholders.

Information about former shareholders.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Funds safeguard information.

The Funds conduct their business through directors, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above). The Funds do not have any employees. The Funds restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866)790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2007, have been voted is available (1) without charge, on request, by calling us at (866)790-3165, or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Contact Us" section of our website (www.rmrfunds.com), by calling our toll-free confidential message system at 866-511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data at its website at www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Commission's website at http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended December 31, 2007.

	Dividend Received Deduction (1)	Long Term Capital Gains Distribution	Qualified Income Distribution
RMR Real Estate Fund	38.20%	$9,580,075	$2,157,215
RMR Hospitality and Real Estate Fund	67.34%	$6,219,047	$1,396,717
RMR F.I.R.E. Fund	56.45%	$1,343,806	$1,153,711
RMR Preferred Dividend Fund	48.18%	$58,133	$1,388,997
RMR Asia Pacific Real Estate Fund	N/A	$1,470,088	$152,164
RMR Asia Real Estate Fund	N/A	N/A	$56,653
RMR Dividend Capture Fund	N/A	N/A	$1,350

	Foreign Tax Credit	Foreign Source Income
RMR Asia Pacific Real Estate Fund	$112,170	$1,121,030
RMR Asia Real Estate Fund	$17,336	$812,377
(1)
Applies both to common and preferred shares.

Shareholders of the Funds have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from each Fund during calendar year 2007. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Funds.

Annual Meeting

An annual meeting of shareholders for all the Funds will be held at 9:30 AM on Thursday April 7, 2008, at 400 Centre Street, Newton, Massachusetts. A proxy statement has been mailed to the shareholders of record as of February 1, 2007, each of whom is invited to attend.

RMR Real Estate Fund

RMR Hospitality and Real Estate Fund

RMR F.I.R.E. Fund

RMR Preferred Dividend Fund

RMR Asia Pacific Real Estate Fund

RMR Asia Real Estate Fund

RMR Dividend Capture Fund

Dividend Reinvestment Plan (unaudited)

The board of trustees of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund, each a Massachusetts business trust (each a "Fund" and collectively "the Funds"), have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the AMEX or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RMR Asia Pacific Real Estate Fund, RMR Asia Real estate Fund and RMR Dividend Capture Fund). It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RMR Asia Pacific Real Estate Fund, RMR Asia Real estate Fund and RMR Dividend Capture Fund), each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The Plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Any Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund
(unaudited)

Name, address* (Age)	Position(s) held with each fund and current term and length of time served (approx. number of years served)	Principal occupation(s) during past five years and other public company directorships held by trustee**	Number of portfolios in fund complex overseen by trustee
Interested Trustees***
Gerard M. Martin (73)	Class II trustee to serve until 2009. RMR (6); RHR (4); RFR (4); RDR (2); RAP (2); RAF (1) and RCR (1).	Director of Reit Management & Research LLC – 1986 to present; director and Vice President of RMR Advisors – 2002 to present; managing director of Five Star Quality Care, Inc. – 2001 to present; managing trustee of Senior Housing Properties Trust – 1999 to 2007; managing trustee of Hospitality Properties Trust – 1995 to 2007; managing trustee of HRPT Properties Trust – 1986 to 2006; trustee of RMR Funds Series Trust – inception to present.	8
Barry M. Portnoy (62)	Class III trustee to serve until 2010. RMR (6); RHR (4); RFR (4); RDR (2); RAP (2); RAF (1) and RCR (1).
		Chairman of Reit Management & Research LLC – 1986 to present; Director and Vice President of RMR Advisors – 2002 to present; portfolio manager of RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund – inception to present; managing director of Five Star Quality Care, Inc. – 2001 to present; managing trustee of Senior Housing Properties Trust – 1999 to present; managing trustee of Hospitality Properties Trust – 1995 to present; managing trustee of HRPT Properties Trust – 1986 to present; managing director of TravelCenters of America LLC – 2007 to present; trustee of RMR Funds Series Trust – inception to present.	8
Disinterested Trustees
John L. Harrington (71)	Class I trustee to serve until 2008. RMR (6); RHR (4); RFR (4); RDR (2); RAP (2); RAF (1) and RCR (1).	Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust) – 2002 to 2003 and 2007 to present; President, Executive Director and trustee of the Yawkey Foundation – 1982 to 2006; trustee of the JRY Trust – 1982 to present; Principal of Bingham McCutchen Sports Consulting LLC – 2007 to present; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club – 1973 to 2001; President of Boston Trust Management Corp. – 1981 to 2006; trustee of Hospitality Properties Trust – 1995 to present; trustee of Senior Housing Properties Trust – 1999 to present; director of Five Star Quality Care, Inc. – 2001 to 2003; trustee of RMR Funds Series Trust – October 2007 to present.	8

Frank J. Bailey (52)	Class II trustee to serve until 2009. RMR (6); RHR (4); RFR (4); RDR (2); RAP (2); RAF (1) and RCR (1).	Partner in the Boston law firm of Sherin and Lodgen LLP – 1988 to present; trustee of Hospitality Properties Trust – 2003 to present; trustee of Senior Housing Properties Trust – 2002 to present; director of Appleseed Foundation, Washington, D.C. – 1997 to present; trustee of RMR Funds Series Trust – October 2007 to present.	8
Arthur G. Koumantzelis (77)	Class III trustee to serve until 2010. RMR (6); RHR (4); RFR (4); RDR (2); RAP (2); RAF (1) and RCR (1).	President and Chief Executive Officer of AGK Associates LLC – 2007 to present; President and Chief Executive Officer of Gainesborough Investments LLC – 1998 to 2007; trustee of Hospitality Properties Trust – 1995 to 2007; director of Five Star Quality Care, Inc. – 2001 to present; director of TravelCenters of America LLC – 2007 to present; trustee of Senior Housing Properties Trust – 1999 to 2003; trustee of RMR Funds Series Trust – October 2007 to present.	8

Name, address* (Age)	Position(s) held with each fund, term of office and length of time served (approx. number of years served)	Principal occupation(s) during past five years**
Executive Officers
Adam D. Portnoy+ (37)	President: RMR (1); RHR (1); RFR (1); RDR (1); RAP (1); RAF (1); and RCR (1).	President and Chief Executive Officer of Reit Management & Research LLC – 2006 to present; Vice President of Reit Management & Research LLC – 2003 to 2006; President of RMR Advisors – 2007 to present; Vice President of RMR Advisors – 2003 to 2007; President of RMR Funds Series Trust – inception to present; portfolio manager of RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund – 2007 to present; Vice President of RMR – 2004 to 2007; Vice President of RHR, RFR, RDR, RAP and RAF – inception to 2007; managing trustee of HRPT Properties Trust – 2006 to present; Executive Vice President of HRPT Properties Trust – 2003 to 2006; managing trustee of Hospitality Properties Trust – 2007 to present; managing trustee of Senior Housing Properties Trust – 2007 to present; Senior Investment Officer, International Finance Corporation, a member of the World Bank Group – 2001 to 2003.
Mark L. Kleifges (47)	Treasurer and Chief Financial Officer: RMR (4); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
Senior Vice President of Reit Management & Research LLC – 2006 to present; Vice President of Reit Management & Research LLC – 2002 to 2006; Treasurer of RMR Advisors – 2004 to present; Vice President of RMR Advisors – 2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust – 2002 to present; Treasurer of RMR Funds Series Trust – inception to present.
Jennifer B. Clark (46)	Secretary and Chief Legal Officer: RMR (6); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
Senior Vice President and General Counsel of Reit Management & Research LLC – 2006 to present; Vice President of Reit Management & Research LLC – 1999 to 2006; Secretary of RMR Advisors – 2002 to present; Senior Vice President of HRPT Properties Trust – 1999 to present; Assistant Secretary of Hospitality Properties Trust – 1996 to present; Assistant Secretary of Senior Housing Properties Trust – 1998 to present; Assistant Secretary of Five Star Quality Care, Inc. – 2001 to present; Secretary of TravelCenters of America LLC – 2007 to present; Secretary of RMR Funds Series Trust – inception to present.

Fernando Diaz (40)	Vice President: RMR (1); RHR (1); RFR (1); RDR (1); RAP (1); RAF (1); and RCR (1).
Vice President of RMR Advisors – 2007 to present; portfolio manager of RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund – 2007 to present; Vice President of RMR Funds Series Trust – inception to present; senior REIT analyst and assistant portfolio manager, GID Securities, LLC – 2006 to 2007; senior REIT analyst and assistant portfolio manager, SSgA/The Tuckerman Group – 2001 to 2006.
John C. Popeo (47)	Vice President: RMR (5); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
Senior Vice President of Reit Management & Research LLC – 2006 to present; Treasurer of Reit Management & Research LLC – 1997 to present; Vice President of Reit Management & Research LLC – 1999 to 2006; Vice President of RMR Advisors – 2004 to present; Treasurer of RMR Advisors – 2002 to 2004; Treasurer and Chief Financial Officer of HRPT Properties Trust – 1997 to present; Vice President of RMR Funds Series Trust – inception to present.
Karen Jacoppo-Wood (41)	Vice President: RMR (1); RHR (1); RFR (1); RDR (1); RAP (1); RAF (1); and RCR (1).
Vice President of RMR Advisors – 2007 to present; Vice President of RMR Funds Series Trust – inception to present; Vice President and Managing Counsel, State Street Bank and Trust Company – 2006 to 2007; Counsel, Pioneer Investment Management, Inc. – 2004 to 2006; Vice President and Counsel, State Street Bank and Trust Company – 2002 to 2004.
William J. Sheehan (63)	Chief Compliance Officer and Director of Internal Audit: RMR (4); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
Director of Internal Audit of the funds and Chief Compliance Officer of the funds and of RMR Advisors – 2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. – 2003 to present; Director of Internal Audit of TravelCenters of America LLC – 2007 to present; trustee of Hospitality Properties Trust – 1995 to 2003; Executive Vice President, Ian Schrager Hotels LLC – 1999 to 2003.

Executive Officers

*
The business address of each listed person is 400 Centre Street, Newton, Massachusetts 02458.
**
RMR, RHR, RFR, RDR and RAP are collectively referred to as RMR Funds.
***
Interested trustees indicate a trustee who is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended.
+
Adam D. Portnoy is the son of Barry M. Portnoy, a trustee of the funds.

Each Fund's Statement of Additional Information includes additional information about the trustees and is available without charge upon request by calling us at 1-866-790-8165 or 1-617-332-9530.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

(a)	As of the period ended December 31, 2007, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.
(c)	The registrant has not made any amendment to its code of ethics during the covered period.
(d)	The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
(e)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, 400 Centre Street, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."
(a)(2)	The name of the Audit Committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $36,000 for the fiscal year ended December 31, 2007 and $35,000 for the fiscal year ended December 31, 2006.
(b)
Audit Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $12,000 for the fiscal year ended December 31, 2007, and $12,000 for the fiscal year ended December 31, 2006. The nature of the services was issuance of agreed upon procedures reports to rating agencies.
(c)
Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $8,800 for the fiscal year ended December 31, 2007, and $8,400 for the fiscal year ended December 31, 2006. The nature of the services was the review of the registrant's federal and state tax returns.
(d)	All Other Fees: There were no other fees billed by the registrant's independent accountant for the fiscal years ended December 31, 2007, and December 31, 2006.
(e)(1)
Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's officers or RMR Advisors, Inc., the registrant's investment advisor (the "Advisor").

The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.
(e)(2)	Percentages of Services: None.
(f)	Not applicable.
(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor, for the fiscal years ended December 31, 2007 and December 31, 2006 except for tax compliance services rendered to the registrant.
(h)	Not applicable.

Item 5.    Disclosure of Audit Committees for Listed Companies.

(a)	The registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are Frank J. Bailey, John L. Harrington and Arthur G. Koumantzelis.
(b)	Not applicable.

Item 6.    Schedule of Investments.

       The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

       Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures for the registrant.

Item 8.    Portfolio Managers of Closed End Management Investment Companies.

       The registrant's portfolio managers are:

         Adam D. Portnoy.    Mr. Portnoy is the President of the registrant and each of the other RMR Funds since May 2007. Mr. Portnoy is also a portfolio manager of the registrant, RMR Hospitality and Real Estate Fund or RHR, RMR F.I.R.E. Fund or RFR and RMR Preferred Dividend Fund or RDR, since May 2007 and RMR Dividend Capture Fund or RCR, since inception. Mr. Portnoy was the Vice President of RMR from 2004 to May 2007, RMR, RFR, RDR, RAP and RAF from inception to May 2007. Mr. Portnoy is also a President, Director and an owner of the Advisor. Mr. Portnoy was the Vice President of the Advisor from 2003 to May 2007. Mr. Portnoy is also a Managing Trustee of three public companies: HRPT Properties Trust (since 2006); Hospitality Properties Trust (January 2007 to present); and Senior Housing Properties Trust (May 2007 to present). Mr. Portnoy is the son of the registrant's trustee and portfolio manager Barry M. Portnoy.

         Fernando Diaz.    Mr. Diaz is Vice President of the registrant and each of the other RMR Funds since May 2007. Mr. Diaz is also a portfolio manager of the registrant, RHR, RFR and RDR, since May 2007 and RCR since inception. Mr. Diaz is also the Vice President of the Advisor from May 2007. Mr. Diaz was an assistant portfolio manager and senior REIT analyst for GID Securities, LLC from 2006 to May, 2007 and SsGA/Tuckerman Group from 2001 to 2006.

         Barry M. Portnoy.    Mr. Portnoy is a Trustee of the registrant and each of the other RMR Funds since their respective inception dates. Mr. Portnoy is also a Vice President, Director and an owner of the Advisor, and has been since its inception date. Mr. Portnoy is also a portfolio manager of the registrant, RHR, RFR, RDR and RCR, positions he has held since their respective inception dates. Mr. Portnoy is also a Managing Trustee of three public companies and has been since their respective inception dates: HRPT Properties Trust (inception in 1986); Hospitality Properties Trust (inception in 1996); and Senior Housing Properties Trust (inception in 1999). Mr. Portnoy is also a Managing Director of two public companies and has been since their respective inception dates: Five Star Quality Care, Inc. (inception in 2001); and TravelCenters of America LLC (inception in 2007).

         The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Adam Portnoy and Fernando Diaz are in charge of substantially all of the day to day operations, research and trading functions.

         The registrant's portfolio managers together manage RHR, RFR, RDR and RCR, registered investment companies that have an aggregate of $181 million of managed assets as of December 31, 2007. Each RMR Fund pays an advisory fee to the Advisor solely on the basis of assets under management. As of December 31, 2007, none of the portfolio managers manage other pooled investment vehicles or other accounts.

CONFLICTS OF INTEREST:    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Fund as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. The Advisor believes that the risk of a material conflict of interest developing is limited because (i) the funds are generally managed in a similar fashion, (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, the Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

COMPENSATION:    Mr. Barry Portnoy is a 55% owner of the Advisor and Mr. Adam Portnoy is a 45% owner of the Advisor and, through December 31, 2007, have not received a salary or other compensation from the Advisor except to the extent of their distributions from the Advisor and their interest in the Advisor's profits, if any.

The other portfolio manager, Mr. Diaz, is paid based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry M. Portnoy, Gerard M. Martin and Adam D. Portnoy. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager is his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. Diaz devotes a substantial majority of his business time to providing services as a portfolio manager or officer of our Advisor and funds managed by our Advisor. Mr. Barry M. Portnoy and Adam D. Portnoy also receive compensation from their services to affiliates of our Advisor.

OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of December 31, 2007.
Fernando Diaz	None
Adam D. Portnoy	Over $100,000*
Barry M. Portnoy	Over $100,000*

    *
    Certain other shares of the registrant are held independently by virtue of Messrs Barry Portnoy's and Adam Portnoy's ownership of the Advisor.

Item 9.    Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers.

       During the fiscal year ended December 31, 2007, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

       There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.    Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.
(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(2)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Copy of the proxy voting policies and procedures.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE FUND By:
/s/ ADAM D. PORTNOY Adam D. Portnoy President Date: February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ ADAM D. PORTNOY Adam D. Portnoy President Date: February 22, 2008
By:
/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: February 22, 2008

QuickLinks

  Item 1. Reports to Shareholders.
NOTICE CONCERNING LIMITED LIABILITY
RMR Real Estate Fund Financial Statements
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Notes to Financial Statements December 31, 2007
RMR Hospitality and Real Estate Fund Financial Statements
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Highlights
RMR Hospitality and Real Estate Fund Notes to Financial Statements December 31, 2007
RMR F.I.R.E. Fund Financial Statements
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Notes to Financial Statements December 31, 2007
RMR Preferred Dividend Fund Financial Statements
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Notes to Financial Statements December 31, 2007
RMR Asia Pacific Real Estate Fund Financial Statements
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Notes to Financial Statements December 31, 2007
RMR Asia Real Estate Fund Financial Statements
RMR Asia Real Estate Fund Notes to Financial Statements December 31, 2007
RMR Dividend Capture Fund Financial Statements
RMR Dividend Capture Fund Financial Statements – continued
RMR Dividend Capture Fund Financial Statements – continued
RMR Dividend Capture Fund Notes to Financial Statements December 31, 2007
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Disclosure of Audit Committees for Listed Companies.
  Item 6. Schedule of Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.
  Item 8. Portfolio Managers of Closed End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES